Securities Act Registration No. 333-45361
                                       Investment Company Act Reg. No. 811-08627
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                  ____________________________________________
                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    |X|
                       Pre-Effective Amendment No. __                 [ ]
                       Post-Effective Amendment No. 7                 |X|
                                     and/or
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |X|
                               Amendment No. 8 |X|
                        (Check appropriate box or boxes.)
                       ___________________________________


                            JOHNSONFAMILY FUNDS, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                   555 Main Street
                  Racine, Wisconsin                                  53403
     --------------------------------------                         --------
    (Address of Principal Executive Offices)                       (ZIP Code)

                                 (262) 619-2855
               --------------------------------------------------
              (Registrant's Telephone Number, including Area Code)


                                                  Copy to:


Colette Wallner                                   Richard L. Teigen
JohnsonFamily Funds, Inc.                         Foley & Lardner
555 Main Street                                   777 East Wisconsin Avenue
Racine, Wisconsin  53403                          Milwaukee, Wisconsin 53202
--------------------------------------            --------------------------
(Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.


It is proposed that this filing become effective (check appropriate box):
[ ] immediately upon filing pursuant to paragraph (b)
|X| on February 28, 2003 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[GRAPHIC ART AND LOGO OMITTED]

                                 JOHNSON FAMILY
                                      Funds



PROSPECTUS



                                                          RACINE, WISCONSIN
                                                          FEBRUARY 28, 2003

This prospectus contains information you should know before investing, including information about risks. Please read it carefully before you invest and keep it with your financial records.

As with all mutual funds, neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

It's important you know that JohnsonFamily Funds:

o Are not bank deposits
o Are not federally insured
o Are not endorsed or guaranteed by any bank or government agency
o Are not guaranteed to achieve their goals

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

PROSPECTUS SUMMARY
o  Welcome to JohnsonFamily Funds                                            2

--------------------------------------------------------------------------------
ABOUT THE FUNDS
o  JohnsonFamily Intermediate Fixed Income Fund                              3
o  JohnsonFamily Large Cap Value Fund                                        7
o  JohnsonFamily Small Cap Value Fund                                       11
o  JohnsonFamily International Value Fund                                   15

--------------------------------------------------------------------------------
ABOUT YOUR ACCOUNT
o  How to Purchase Shares                                                   19
o  Selling (Redeeming) Shares of the Funds                                  24
o  Exchange Privilege                                                       28
o  Other Purchase, Redemption and Exchange Policies                         29
o  Net Asset Value (NAV)                                                    30
o  Dividends, Distributions and Taxes                                       31

--------------------------------------------------------------------------------
MORE ABOUT THE FUNDS
o  Management of the Funds                                                  32
o  Financial Highlights                                                     36

--------------------------------------------------------------------------------
FOR MORE INFORMATION                                                        38

PROSPECTUS SUMMARY

                         WELCOME TO JOHNSONFAMILY FUNDS
--------------------------------------------------------------------------------

JohnsonFamily Funds ("the Funds") offers a selection of four diversified mutual fund portfolios, each with a distinct investment objective and risk/reward profile.

The descriptions on the following pages include information you should know before you invest, including the types of securities in which each Fund invests and the risks associated with those investments. You'll want to read all this information carefully. You can find more detailed information about the Funds in the Statement of Additional Information ("SAI").

Although each Fund invests in a number of securities, you should not consider an investment in any one Fund a complete investment program. Like most investors, you will want to hold a number of different investments, each with a different level of risk.

Each of the JohnsonFamily Funds is managed by Johnson Asset Management, Inc. ("JAM"). The Funds are distributed by SEI Investments Distribution Co. (the "Distributor").


                           INVESTMENT              PRIMARY                PRIMARY
JOHNSONFAMILY FUNDS        OBJECTIVE*              INVESTMENTS            RISKS
---------------------------------------------------------------------------------------------------------------------------
Intermediate Fixed         Current income          Investment grade       Market, interest rate,
   Income Fund             consistent with         bonds                  credit, prepayment
                           capital preservation                           and liquidity risk
---------------------------------------------------------------------------------------------------------------------------
Large Cap                  Long-term capital       Large company          Market and
   Value Fund              appreciation and        stocks                 financial risk
                           current income
---------------------------------------------------------------------------------------------------------------------------
Small Cap                  Long-term capital       Small company          Market, financial
   Value Fund              appreciation            stocks                 and smaller
                                                                          companies risk
---------------------------------------------------------------------------------------------------------------------------
International              Long-term capital       Foreign stocks         Market, financial,
   Value Fund              appreciation                                   foreign investment
                                                                          and mid-cap
                                                                          companies risk
---------------------------------------------------------------------------------------------------------------------------

* A Fund's investment objective may be changed without shareholder approval.

                                                                 ABOUT THE FUNDS

                  JOHNSONFAMILY INTERMEDIATE FIXED INCOME FUND
--------------------------------------------------------------------------------

MAIN GOAL
The Fund seeks current income consistent with capital preservation.


HOW THE FUND INVESTS
The Fund invests (normally 80% or more of its net assets) mainly in investment grade fixed income securities. Under normal market conditions, the Fund will maintain a dollar weighted average effective maturity between three and ten years. Generally, at least 75% of the Fund's total assets will be invested in securities rated A or better by a nationally recognized rating agency. Fixed income securities may include:
o Corporate debt securities, including notes, bonds and debentures of U.S. issuers;
o U.S. Treasury, government agency securities and government securities stripped of unmatured interest coupons;
o Mortgage-backed securities, asset-backed securities and taxable municipal bonds; and
o  Preferred stocks.


INVESTMENT STRATEGY
In selecting securities for the Fund, the portfolio manager follows a highly disciplined investment approach. Using the Lehman Intermediate/Credit Bond Index as the Fund's benchmark, the portfolio manager:

1. First, analyzes interest rate trends as well as economic and market information;
2. Then determines the desired weighted average effective maturity for the overall portfolio, based on the outlook for the direction of interest rates;
3. Next, reviews sectors and industries to identify those that are most attractively priced; and
4. Finally, focuses on investment grade quality issues which are relatively undervalued (i.e., have a higher yield than other similar issues of similar quality).


The Fund may take a temporary defensive position in response to adverse market conditions. When it does so, the weighted average effective maturity of the Fund's portfolio will be less than three years as the Fund will invest in money market instruments. Money market instruments generally have lower yields than debt securities with longer maturities. Under normal market conditions, the Fund will hold some cash and money market instruments so it can pay expenses, satisfy redemption requests or take advantage of investment opportunities. The Fund has a non-fundamental investment policy to normally invest 80% of the value of its net assets in the particular type of investments suggested by the Fund's name. The Fund will provide 60 days prior notice to its shareholders before implementing a change in this policy.

The Fund does not attempt to achieve its investment objective by active and frequent trading of fixed income securities.


INVESTMENT GRADE SECURITIES ARE THOSE BONDS WHICH CARRY ONE OF THE FOUR HIGHEST CREDIT RATINGS (BBB OR HIGHER) FROM A NATIONALLY RECOGNIZED RATING AGENCY, SUCH AS STANDARD & POOR'S RATINGS GROUP OR MOODY'S INVESTORS SERVICE. GENERALLY, INVESTMENT GRADE BONDS ARE CONSIDERED LESS LIKELY TO DEFAULT THAN LOWER-RATED BONDS.

AVERAGE EFFECTIVE MATURITY IS A MEASURE OF A BOND'S MATURITY THAT TAKES INTO ACCOUNT THE POSSIBILITY THAT THE BOND MAY BE PREPAID BY THE ISSUER OR REDEEMED BY THE HOLDER BEFORE ITS STATED MATURITY DATE.

ABOUT THE FUNDS

MAIN INVESTMENT RISKS
The Fund is subject to the following risks:

o MARKET RISK. This is the risk that the price of a security will fall due to changing economic, political, or market conditions or for other reasons. The price declines may be steep, sudden and/or prolonged. This means you may lose money.

o INTEREST RATE RISK. This is the risk that changes in prevailing interest rates will affect the value of the Fund's securities. Generally, when interest rates rise, the market value of the Fund's securities will decline. The longer the maturity of a bond, the greater its sensitivity to changes in interest rates.

o CREDIT RISK. Also known as default risk, this is the risk that a bond issuer's credit rating will be downgraded or that it will default on its principal and interest payments. If an issuer fails to make interest or principal payments, the Fund's income level and share price may fall as well.

o PREPAYMENT RISK. This is the risk that issuers of securities held by the Fund may be able to prepay principal due on securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gain when interest rates decline, and may offer a greater potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower than expected rate thereby increasing the average life of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities.

o LIQUIDITY RISK. This is the risk that lower or lack of trading volume may make it difficult for the Fund to sell securities held by it at quoted market prices.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                                                                 ABOUT THE FUNDS


PERFORMANCE HISTORY
The return information provided in the bar chart and table below illustrates how the Fund's performance can vary, which is one indication of the risks of investing in the Fund. The table also illustrates how the Fund's average annual returns compare to a broad measure of market performance. Please keep in mind that past performance (before and after taxes) is not necessarily indicative of future returns.



INTERMEDIATE FIXED INCOME FUND (INCEPTION 3/31/98)
--------------------------------------------------------------------------------

CALENDAR YEAR TOTAL RETURN


[BAR CHART OMITTED, PLOT POINTS FOLLOWS]


1999           (3.30)%
2000            9.50%
2001            8.74%
2002            7.37%

BEST AND WORST QUARTERLY PERFORMANCE FOR THE FOUR YEARS ENDED 12/31/02
--------------------------------------------------------------------------------
                       BEST                   WORST
                      QUARTER                QUARTER
                      RETURN                 RETURN
--------------------------------------------------------------------------------


                      4.48%                 (2.11)%
                (3rd quarter, 2001)    (2nd quarter, 1999)



AVERAGE ANNUALIZED TOTAL RETURNS AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                    ONE      SINCE INCEPTION
                                                   YEAR         (3/31/98)
--------------------------------------------------------------------------------

Intermediate Fixed Income Fund
  Return before taxes                                7.37%         5.90%
  Return after taxes on distributions(1)             5.48%         3.67%
  Return after taxes on distributions and
    sale of Fund shares(1)                           4.47%         3.59%
Lehman Bros. Intermediate Gov't./Credit
  Bond Index(2)(3)                                   9.82%         7.54%

(1) The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) Reflects no deduction for fees, expenses or taxes.


(3) The Lehman Brothers Intermediate Government/Credit Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations and corporate debt guaranteed by the U.S. government; all publicly issued, fixed rate, nonconvertible investment-grade dollar-denominated, SEC-registered corporate debt. The Index sectors are industrial, finance, utility and Yankee. Also included among Yankees is debt issued or guaranteed by foreign sovereign governments, municipalities or governmental or international agencies. It includes only those bonds with maturities of up to 10 years.

ABOUT THE FUNDS

INVESTOR EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

o SHAREHOLDER FEES are fees paid directly from your investment.
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
    (as a percentage of offering price)                                 None
Maximum deferred sales charge (load)
    (as a percentage of net asset value)                                None
Maximum sales charge (load) imposed on reinvested
    dividends (as a percentage of net asset value)                      None
Redemption fee*                                                        2.00%
Exchange fee                                                            None

* This fee only applies to shares sold within 30 days of their purchase date.

--------------------------------------------------------------------------------



o ANNUAL FUND OPERATING EXPENSES are expenses that are deducted from Fund assets. They are expressed as a percentage of the Fund's average net assets.


--------------------------------------------------------------------------------
Management fee                                                           0.45%
Distribution and/or service (12b-1) fees                                 0.125%
Other expenses                                                           0.295%
Total Fund Operating Expenses                                            0.87%*
--------------------------------------------------------------------------------

* The Advisor waives its advisory fee to the extent necessary to ensure that the Total Fund Operating Expenses do not exceed 0.85% of the Fund's average daily net assets. The Advisor may terminate the fee waiver at any time, but will not do so prior to October 31, 2003.


EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------------
1 Year         3 Years           5 years        10 Years
 $87            $276              $481           $1,071
--------------------------------------------------------------------------------

PORTFOLIO MANAGER
The day-to-day management of the portfolio of the Fund is conducted by a committee of employees of the Advisor.

                                                                 ABOUT THE FUNDS

                       JOHNSONFAMILY LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

MAIN GOAL
The Fund seeks long-term capital appreciation and current income.

HOW THE FUND INVESTS
The Fund invests mainly (normally 80% or more of its net assets) in common stocks of U.S. companies having a market capitalization of $4 billion or more at the time of purchase.

 INVESTMENT STRATEGY
The portfolio managers of the Fund are "value" investors, meaning they purchase common stocks at prices which are relatively low in relation to their earnings or other fundamental measures, such as book value. In attempting to outperform the S&P 500(R) Stock Index and the Russell 1000(R) Value Index, the portfolio managers focus on stock selection rather than sector allocation. The Fund's sector allocation rarely will be identical to the S&P 500(R) Stock Index or the Russell 1000(R) Value Index because the portfolio managers usually will find better investment opportunities in some sectors than others.

The portfolio managers use a variety of resources, including computer models and fundamental research, to identify stocks that they believe are suitable investments. Specifically, the managers look for companies that have all or some of the following attributes:

o Positive free cash flow
o Corporate restructuring or management changes
o Increasing market share or new product development
o Inexpensive (i.e., low valuation) relative to their industry sector
o Relatively flat or increasing earnings estimate revisions
o Other evidence of positive catalysts for change

The Fund typically sells a stock when its portfolio managers no longer consider it undervalued relative to other companies in its sector, or if a change in the company's business or financial outlook no longer makes it a suitable holding for the portfolio.

The Fund may take temporary defensive positions in response to adverse market conditions. When it does so, it will invest some or all of its assets in money market instruments. The Fund will not be able to achieve its investment objective of capital appreciation to the extent it invests in money market instruments, since these securities earn interest but do not appreciate in value. Under normal market conditions, the Fund will hold some cash and money market instruments so it can pay expenses,

MARKET CAPITALIZATION
IS A MEASURE OF THE MARKET VALUE OF A PUBLICLY TRADED COMPANY. IT IS CALCULATED BY MULTIPLYING THE NUMBER OF A COMPANY'S OUTSTANDING SHARES BY THE CURRENT MARKET PRICE PER SHARE.

ABOUT THE FUNDS


satisfy redemption requests or take advantage of investment opportunities.
The portfolio managers are patient investors. They do not attempt to achieve the Fund's investment objectives by active and frequent trading of common stocks. The Fund has a non-fundamental investment policy to normally invest 80% of the value of its net assets in the particular type of investments suggested by the Fund's name. The Fund will provide 60 days prior notice to its shareholders before implementing a change in this policy


MAIN INVESTMENT RISKS
The Fund is subject to the following risks:

o MARKET RISK. This is the risk that the price of a security will fall due to changing economic, political, or market conditions or for other reasons. The price declines may be steep, sudden and/or prolonged. This means you may lose money. From time to time "value" investing falls out of favor with investors. During these periods the Fund's relative performance may suffer.

o FINANCIAL RISK. This is the risk that the price of a common stock will decline because the issuing company experiences financial distress.

The Fund attempts to manage investment risk by diversifying its holdings among many companies and industries. However, the Fund cannot guarantee that it will reach its goal or its performance will be positive over any period of time.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


PERFORMANCE HISTORY
The return information provided in the bar chart and table below illustrates how the Fund's performance can vary, which is one indication of the risks of investing in the Fund. The table also illustrates how the Fund's average annual returns compare to a broad measure of market performance. Please keep in mind that past performance (before and after taxes) is not necessarily indicative of future returns.


LARGE CAP VALUE FUND (INCEPTION 3/31/98)
--------------------------------------------------------------------------------

CALENDAR YEAR TOTAL RETURN



[BAR CHART OMITTED, PLOT POINTS FOLLOWS]


1999          (3.74)%
2000            7.10%
2001            3.43%
2002         (18.02)%


     BEST AND WORST QUARTERLY PERFORMANCE FOR THE FOUR YEARS ENDED 12/31/02
--------------------------------------------------------------------------------
                             BEST                   WORST
                            QUARTER                QUARTER
                            RETURN                 RETURN
--------------------------------------------------------------------------------

                            10.83%                (20.57)%
                      (4th quarter, 2002)    (3rd quarter, 2002)

                                                                 ABOUT THE FUNDS


AVERAGE ANNUALIZED TOTAL RETURNS AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                    ONE        SINCE INCEPTION
                                                   YEAR           (3/31/98)
--------------------------------------------------------------------------------

Large Cap Value Fund
  Return before taxes                            (18.02)%          (1.75)%
  Return after taxes on distributions(1)         (18.42)%          (2.92)%
  Return after taxes on distributions and
    sale of Fund shares(1)                       (11.05)%          (1.50)%
S&P 500(R)Index(2)(3)                            (22.10)%          (3.31)%
Russell 1000(R)Value Index(2)(4)                 (15.52)%          (1.10)%

(1) The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than both its return before taxes and its return after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.


(2) Reflects no deduction for fees, expenses or taxes.

(3) The S&P 500(R) Composite Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

(4) The Russell 1000(R) Value Index is a widely-recognized, capitalization weighted (companies with larger market capitalization have more influence than those with smaller market capitalization) index of the 1000 largest U.S. companies with lower forecasted growth rates and price-to-book ratios.

INVESTOR EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

o SHAREHOLDER FEES are fees paid directly from your investment.
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
    (as a percentage of offering price)                                   None
Maximum deferred sales charge (load)
    (as a percentage of net asset value)                                  None
Maximum sales charge (load) imposed on reinvested
    dividends (as a percentage of net asset value)                        None
Redemption fee*                                                          2.00%
Exchange fee                                                              None
*This fee only applies to shares sold within 30 days of their purchase date.
--------------------------------------------------------------------------------

o ANNUAL FUND OPERATING EXPENSES are expenses that are deducted from Fund assets. They are expressed as a percentage of the Fund's net assets.


--------------------------------------------------------------------------------
Management fee                                                           0.75%
Distribution and/or service (12b-1) fees                                 0.25%
Other expenses                                                           0.40%
Total Fund Operating Expenses                                            1.40%
--------------------------------------------------------------------------------

ABOUT THE FUNDS

EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------------
1 Year              3 Years             5 years            10 Years
 $143                $443                $766               $1,680
--------------------------------------------------------------------------------


PORTFOLIO MANAGERS
Wendell L. Perkins, CFA, Michael A. Petersen, CFA, Margaret McKay, CFA, and Edward T. Maraccini, CFA, are responsible for the day-to-day management of the Fund's portfolio. Mr. Perkins is a Senior Vice President of the Advisor and has managed equity portfolios for the Advisor since January 1994. Mr. Petersen has been a portfolio manager for the Advisor since August 2000. Prior to joining the Advisor, Mr. Petersen was a portfolio manager with Security Benefit Group from November 1997 to March 2000 and a portfolio manager with Old Kent Bank from December 1987 to November 1997. Ms. McKay has been a portfolio manager with the Advisor since September 2000. Prior to joining the Advisor, Ms. McKay was employed by the Royal Bank, Toronto, Ontario, as a senior financial analyst from September 1998 to September 2000, by Bank Credit Analyst, Montreal, Quebec, as an analyst from May 1995 to September 1995, and by Daiwa International Capital Management, Tokyo, Japan, as an assistant portfolio manager from June 1992 to April 1995. Mr. Maraccini has been a portfolio manager for the Advisor since December 2001. Prior to becoming a portfolio manager for the Advisor, Mr. Maraccini was the Advisor's senior investment analyst from June 2000 to December 2001 and an investment analyst from January 1999 to June 2000. Prior to joining the Advisor, Mr. Maraccini was an associate portfolio manager with Robert W. Baird & Co. Incorporated from January 1996 to January 1999.

                                                                 ABOUT THE FUNDS

                       JOHNSONFAMILY SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

MAIN GOAL
The Fund seeks long-term capital appreciation.

HOW THE FUND INVESTS
The Fund invests mainly (normally 80% or more of its net assets) in common stocks of U.S. companies having a market capitalization of less than $2 billion at the time of purchase.

INVESTMENT STRATEGY
The portfolio managers of the Fund are "value" investors, meaning they purchase common stocks at prices which are relatively low in relation to their earnings or other fundamental measures, such as book value. In attempting to outperform the S&P SmallCap 600 Index and the Russell 2000(R) Value Index, the portfolio managers focus on stock selection rather than sector allocation. The Fund's sector allocation rarely will be identical to the S&P SmallCap 600 Index or the Russell 2000(R) Value Index because the portfolio managers usually will find better investment opportunities in some sectors than others.

The portfolio managers use a variety of resources, including computer models and fundamental research, to identify stocks that they believe are suitable investments. Specifically, the managers look for companies that have some or all of the following attributes:

o Positive free cash flow
o Corporate restructuring or management changes
o Increasing market share or new product development
o Inexpensive (i.e., low valuation) relative to their industry sector
o Relatively flat or increasing earnings estimate revisions
o Sufficient analysts' coverage and liquidity
o Other evidence of positive catalysts for change


The Fund may take temporary defensive positions in response to adverse market conditions. When it does so, it will invest some or all of its assets in money market instruments. The Fund will not be able to achieve its investment objective of capital appreciation to the extent it invests in money market instruments, since these securities earn interest but do not appreciate in value. Under normal market conditions, the Fund will hold some cash and money market instruments so it can pay expenses, satisfy redemption requests or take advantage of investment opportunities. The Fund has a non-fundamental investment policy to normally invest 80% of the value of its net assets in the particular type of investments suggested by the Fund's name. The Fund will provide 60 days prior notice to its shareholders before implementing a change in this policy.


The portfolio managers are patient investors. They do not attempt to achieve the Fund's investment objective by active and frequent trading of common stocks.

SMALL CAP STOCKS HAVE HISTORICALLY PROVIDED GREATER RETURNS THAN THE STOCKS OF LARGER, MORE ESTABLISHED COMPANIES. HOWEVER, THEIR PRICES TEND TO BE MORE VOLATILE.

ABOUT THE FUNDS

MAIN INVESTMENT RISKS
The Fund is subject to the following risks:

o MARKET RISK. This is the risk that the price of a security will fall due to changing economic, political, or market conditions or for other reasons. The price declines may be steep, sudden and/or prolonged. This means you may lose money. From time to time "value" investing falls out of favor with investors. During these periods the Fund's relative performance may suffer.

o FINANCIAL RISK. This is the risk that the price of a common stock will decline because the issuing company experiences financial distress.

o SMALLER COMPANIES RISK. This is a risk associated with smaller capitalization companies that results from smaller companies typically having relatively lower revenues, limited product lines, lack of management depth and a smaller share of the market for their products or services than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult to sell stocks of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks falls out of favor with investors and smaller capitalization stocks underperform.

As a result of these and other risks, the value of the Fund's investments tends to be more volatile than the stock market in general, as measured by the S&P 500(R) Stock Index. The Fund attempts to manage investment risk by diversifying its holdings among many companies and industries. However, the Fund cannot guarantee that it will reach its goal or that its performance will be positive over any period of time.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


PERFORMANCE HISTORY
The return information provided in the bar chart and table below illustrates how the Fund's performance can vary, which is one indication of the risks of investing in the Fund. The table also illustrates how the Fund's average annual returns compare to a broad measure of market performance. Please keep in mind that past performance (before and after taxes) is not necessarily indicative of future returns.

                                                                 ABOUT THE FUNDS

SMALL CAP VALUE FUND (INCEPTION 3/31/98)
--------------------------------------------------------------------------------
CALENDAR YEAR TOTAL RETURN



[BAR CHART OMITTED, PLOT POINTS FOLLOWS]



1999                1.11%
2000               16.25%
2001               29.20%
2002              (18.54)%

     BEST AND WORST QUARTERLY PERFORMANCE FOR THE FOUR YEARS ENDED 12/31/02
--------------------------------------------------------------------------------
                            BEST                   WORST
                           QUARTER                QUARTER
                           RETURN                 RETURN
--------------------------------------------------------------------------------

                           18.18%                (22.54)%
                     (4th quarter, 2001)    (3rd quarter, 2002)



AVERAGE ANNUALIZED TOTAL RETURNS AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                    ONE          SINCE INCEPTION
                                                   YEAR             (3/31/98)
--------------------------------------------------------------------------------

Small Cap Value Fund
  Return before taxes                             (18.54)%             1.63%
  Return after taxes on distributions(1)          (18.73)%             0.58%
  Return after taxes on distributions and
    sale of Fund shares(1)                        (11.38)%             0.91%
S&P SmallCap 600 Index(2)(3)                      (14.63)%             0.33%
Russell 2000(R)Value Index(2)(4)                  (11.43)%             1.14%

(1) The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than both its return before taxes and its return after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.
(2) Reflects no deduction for fees, expenses or taxes.

(3) The S&P SmallCap 600 Index is a capitalization-weighted index of 600 domestic stocks that measures the performance of companies with a small market capitalization. The S&P SmallCap 600 Index fluctuates due to changes in the aggregate market value of these stocks.
(4) The Russell 2000(R) Value Index is a widely-recognized, capitalization-weighted index of the 2000 largest U.S. companies with lower growth rates and price-to-book ratios.

INVESTOR EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

o SHAREHOLDER FEES are fees paid directly from your investment.

--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
    (as a percentage of offering price)                                     None
Maximum deferred sales charge (load)
    (as a percentage of net asset value)                                    None
Maximum sales charge (load) imposed on reinvested
    dividends (as a percentage of net asset value)                          None
Redemption fee*                                                            2.00%
Exchange fee                                                                None

* This fee only applies to shares sold within 30 days of their purchase date.
--------------------------------------------------------------------------------

ABOUT THE FUNDS

o ANNUAL FUND OPERATING EXPENSES are expenses that are deducted from Fund assets. They are expressed as a percentage of the Fund's average net assets.



--------------------------------------------------------------------------------
Management fee                                                           0.75%
Distribution and/or service (12b-1) fees                                 0.25%
Other expenses                                                           0.33%
Total Fund Operating Expenses                                            1.33%
--------------------------------------------------------------------------------



EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------------
1 Year                3 Years              5 years            10 Years
 $135                  $421                 $729               $1,601
--------------------------------------------------------------------------------


PORTFOLIO MANAGERS
Wendell L. Perkins, CFA, Michael A. Petersen, CFA, Margaret McKay, CFA, and Edward T. Maraccini, CFA, are responsible for the day-to-day management of the Fund's portfolio. Mr. Perkins is a Senior Vice President of the Advisor and has managed equity portfolios for the Advisor since January 1994. Mr. Petersen has been a portfolio manager for the Advisor since August 2000. Prior to joining the Advisor, Mr. Petersen was a portfolio manager with Security Benefit Group from November 1997 to March 2000 and a portfolio manager with Old Kent Bank from December 1987 to November 1997. Ms. McKay has been a portfolio manager with the Advisor since September 2000. Prior to joining the Advisor, Ms. McKay was employed by the Royal Bank, Toronto, Ontario, as a senior financial analyst from September 1998 to September 2000, by Bank Credit Analyst, Montreal, Quebec, as an analyst from May 1995 to September 1995, and by Daiwa International Capital Management, Tokyo, Japan, as an assistant portfolio manager from June 1992 to April 1995. Mr. Maraccini has been a portfolio manager for the Advisor since December 2001. Prior to becoming a portfolio manager for the Advisor, Mr. Maraccini was the Advisor's senior investment analyst from June 2000 to December 2001 and an investment analyst from January 1999 to June 2000. Prior to joining the Advisor, Mr. Maraccini was an associate portfolio manager with Robert W. Baird & Co. Incorporated from January 1996 to January 1999.

                                                                 ABOUT THE FUNDS

                     JOHNSONFAMILY INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

MAIN GOAL
The Fund seeks long-term capital appreciation.


HOW THE FUND INVESTS
The Fund invests mainly (normally 80% or more of its net assets) in stocks of foreign companies having a market capitalization of $2 billion or more at the time of purchase. To ensure adequate diversification, the Fund spreads its investments across many different regions around the world. The portfolio managers assign country weightings based on the Fund's benchmark, the MSCI World ex-USA Index. Within each country, the portfolio managers identify the most attractively valued companies and choose stocks based on the strategy described below. The portfolio managers of the Fund are "value" investors, meaning they purchase common stocks at prices which are relatively low in relation to their earnings or other fundamental measures, such as book value. In attempting to outperform the MSCI World ex-USA Index, the portfolio managers focus on stock selection rather than country allocation. The Fund's country allocation rarely will be identical to the MSCI World ex-USA Index because the portfolio managers usually will find better investment opportunities in some countries than others.

INVESTMENT STRATEGY
In choosing stocks, the Fund focuses on foreign companies that appear to be undervalued relative to their real worth or future prospects. The portfolio managers use a variety of resources, including computer models and fundamental research, to identify foreign stocks that they believe are favorably priced. Specifically, the managers look for non-U.S. companies that have some or all of the following attributes:

o Positive free cash flow
o Corporate restructuring or management changes
o Increasing market share or new product development
o Inexpensive (i.e., low valuation) relative to their industry sector
o Relatively flat or increasing earnings estimate revisions
o Sufficient analysts' coverage and liquidity
o Other evidence of positive catalysts for change

The Fund may take temporary defensive positions in response to adverse market conditions. When it does so, it will invest some or all of its assets in money market instruments. The Fund will not be able to achieve its investment objective of capital appreciation to the extent it invests in money market instruments, since these securities earn interest but do not appreciate in value. Under normal market conditions, the Fund will hold some cash and money market instruments so it can pay expenses, satisfy redemption requests or take advantage of investment opportunities.The Fund has a non-fundamental investment policy to normally invest 80% of the value of its net assets in the particular type of investments suggested by the Fund's name. The Fund will provide 60 days prior notice to its shareholders before implementing a change in this policy.

ABOUT THE FUNDS

The portfolio managers are patient investors. They do not attempt to achieve the Fund's investment objective by active and frequent trading of foreign securities.

MAIN INVESTMENT RISKS
The Fund is subject to the following risks:

o MARKET RISK. This is the risk that the price of a security will fall due to changing economic, political, or market conditions or for other reasons. The price declines may be steep, sudden and/or prolonged. This means you may lose money. From time to time "value" investing falls out of favor with investors. During these periods the Fund's relative performance may suffer.

o FINANCIAL RISK. This is the risk that the price of a common stock will decline because the issuing company experiences financial distress.

o FOREIGN INVESTMENT RISKS. These are risks associated with investing in foreign common stocks that are in addition to the risks associated with investing in U.S. common stocks.

    -- CURRENCY RISK. This is the risk that the U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to the foreign currencies in which securities held by the Fund are traded will adversely affect the Fund.

    -- COUNTRY RISK. This is the risk that political, social or economic events in a country may adversely affect the Fund's investments in the country.

    -- REGULATION RISK. This is the risk that investors in a foreign securities market may not be afforded the same protections as investors in U.S. securities markets. This is also the risk that it may be more difficult, costly and slower to enforce legal rights of the Fund in foreign countries.


    -- LIQUIDITY RISK. This is the risk that lower or lack of trading volume may make it difficult for the Fund to sell securities held by it at quoted market prices.

    -- MID-CAP COMPANY RISK. The securities issued by mid-capitalization companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.


AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


PERFORMANCE HISTORY
The return information provided in the bar chart and table below illustrates how the Fund's performance can vary, which is one indication of the risks of investing in the Fund. The table also illustrates how the Fund's average annual returns compare to a broad measure of market performance. Please keep in mind that past performance (before and after taxes) is not necessarily indicative of future returns.

                                                                 ABOUT THE FUNDS

INTERNATIONAL VALUE FUND (INCEPTION 3/31/98)
--------------------------------------------------------------------------------


CALENDAR YEAR TOTAL RETURN

1999        20.88%
2000        (1.03%)
2001       (17.25%)
2002        (5.48)%

     BEST AND WORST QUARTERLY PERFORMANCE FOR THE FOUR YEARS ENDED 12/31/02
--------------------------------------------------------------------------------
                              BEST                   WORST
                             QUARTER                QUARTER
                             RETURN                 RETURN
--------------------------------------------------------------------------------

                             12.44%                (17.89)%
                       (4th quarter, 1999)    (3rd quarter, 2002)

AVERAGE ANNUALIZED TOTAL RETURNS AS OF DECEMBER 31, 2002
---------------------------------------------------------------------------------------------------
                                                     ONE YEAR        SINCE INCEPTION (3/31/98)
---------------------------------------------------------------------------------------------------

International Value Fund
  Return before taxes                                   (5.48)%                 (2.05)%
  Return after taxes on distributions(1)(5)             (5.42)%                 (2.48)%
  Return after taxes on distributions and
    sale of Fund shares(1)(5)                           (3.01)%                 (1.63)%
MSCI World ex-USA Index(2)(3)                          (15.80)%                 (5.63)%
MSCI World ex-USA Value Index(2)(4)                    (15.90)%                 (3.70)%

(1) The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) Reflects no deductions for fees, expenses or taxes.

(3) The MSCI World ex-USA Index is the aggregate of 23 individual country indices calculated by MSCI. The index excludes the U.S. MSCI uses a target of 85% of free float-adjusted market representation within each industry group, within each country, as a guideline in constructing the index. (Previously, the Fund compared its performance to the MSCI All-Country World ex-USA Index.

(4) The MSCI World ex-USA Value Index is the aggregate of 23 individual country indices calculated by MSCI. The index excludes the USA. MSCI uses a target of 85% of free float-adjusted market representation within each industry group, within each country, as a guideline in constructing the index. The index includes securities with low Price/Book Value ratios relative to each MSCI country index.
(5) The Fund's after-tax return may be higher than the pre-tax return because certain foreign jurisdictions require the Fund to pay taxes on securities it holds in these jurisdictions. The Fund's payment of these taxes is passed on to shareholders as tax credits. These credits reduce shareholders' current tax liability, which result in a higher after-tax return. The Fund's return after taxes on distributions and sales of Fund shares is higher than both its return before taxes and its return after taxes on distributions because it includes a tax benefit resulting from the capital losses that would have been incurred.

INVESTOR EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

o SHAREHOLDER FEES are fees paid directly from your investment.

--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
    (as a percentage of offering price)                                    None
Maximum deferred sales charge (load)
    (as a percentage of net asset value)                                   None
Maximum sales charge (load) imposed on reinvested
    dividends (as a percentage of net asset value)                         None
Redemption fee*                                                           2.00%
Exchange fee                                                               None

*This fee only applies to shares sold within 30 days of their purchase date.
--------------------------------------------------------------------------------

ABOUT THE FUNDS

o ANNUAL FUND OPERATING EXPENSES are expenses that are deducted from Fund assets. They are expressed as a percentage of the Fund's average net assets.


--------------------------------------------------------------------------------
Management fee                                                             0.90%
Distribution and/or service (12b-1) fees                                   0.25%
Other expenses                                                             0.66%
Total Fund Operating Expenses                                              1.81%
--------------------------------------------------------------------------------



EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
1 Year              3 Years              5 years             10 Years
 $184                $569                 $980                $2,127
--------------------------------------------------------------------------------


PORTFOLIO MANAGERS
Wendell L. Perkins, CFA, Michael A. Petersen, CFA, Margaret McKay, CFA, and Edward T. Maraccini, CFA are responsible for the day-to-day management of the Fund. Mr. Perkins is a Senior Vice President of the Advisor and has managed equity portfolios for the Advisor since January 1994. Mr. Petersen has been a portfolio manager for the Advisor since August 2000. Prior to joining the Advisor, Mr. Petersen was a portfolio manager with Security Benefit Group from November 1997 to March 2000 and a portfolio manager with Old Kent Bank from December 1987 to November 1997. Ms. McKay has been a portfolio manager with the Advisor since September 2000. Prior to joining the Advisor, Ms. McKay was employed by the Royal Bank, Toronto, Ontario, as a senior financial analyst from September 1998 to September 2000, by Bank Credit Analyst, Montreal, Quebec, as an analyst from May 1995 to September 1995, and by Daiwa International Capital Management, Tokyo, Japan, as an assistant portfolio manager from June 1992 to April 1995. Mr. Maraccini has been a portfolio manager for the Advisor since December 2001. Prior to becoming a portfolio manager for the Advisor, Mr. Maraccini was the Advisor's senior investment analyst from June 2000 to December 2001 and an investment analyst from January 1999 to June 2000. Prior to joining the Advisor, Mr. Maraccini was an associate portfolio manager with Robert W. Baird & Co. Incorporated from January 1996 to January 1999.

                                                              ABOUT YOUR ACCOUNT

                             HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

The Johnson Family Funds are no-load, which means you may purchase shares at net asset value ("NAV"), without any front-end or deferred sales charge or commission. NAV, the price of one share of a Fund, is calculated at the close of regular trading (generally, 3:00 p.m. Central Time) each day the New York Stock Exchange ("NYSE") is open. The NYSE is closed weekends and national holidays.

Shares may be purchased directly from the Fund, Johnson Investment Services or through certain broker/dealers ("Selected Dealers") who have signed a sales agreement with the Funds' Distributor, SEI Investments Distribution Co.

MINIMUM INVESTMENT

                                            INITIAL              ADDITIONAL
                                         INVESTMENT              INVESTMENT
--------------------------------------------------------------------------------
  Regular Accounts                           $2,500                     $50
  Automatic Investment Plan                  $1,000                     $50
  IRAs                                       $1,000                     $50
  Gifts to Minors                            $1,000                     $50
--------------------------------------------------------------------------------

The Funds may waive minimums for qualified retirement plans. Investors must make purchases in U.S. dollars, by checks drawn on U.S. banks. The Funds do not accept cash, credit cards or third-party checks.

Whether you are opening a new account or adding to an existing one, the Funds provide you with several methods to buy shares.

The Funds must receive a properly completed Purchase Application to establish telephone and exchange privileges. The Funds may return incomplete applications or checks.

The Funds may reject any purchase order or refuse a telephone transaction if the Funds believe it is advisable to do so. The Funds will not accept an account if you're investing for another person as attorney-in-fact or an account with Power of Attorney ("POA") in the Purchase Application's registration.

Also, the Funds do not issue stock certificates. You'll receive a statement confirming your purchase.

ABOUT YOUR ACCOUNT

BY MAIL
o  TO OPEN AN ACCOUNT:

    -- Complete a JohnsonFamily Funds Application.

    -- Call 1-800-276-8272 or visit Johnson Investment Services or a Selected
       Dealer to obtain a Purchase Application. If you are opening an IRA, please complete an IRA Application.

   -- Mail your completed and signed Application along with a check payable to JOHNSONFAMILY FUNDS to:
          JohnsonFamily Funds
          P.O. Box 446 Portland, ME 04112

    -- For overnight or express mail, use the following address:
          JohnsonFamily Funds
          2 Portland Square
          Portland, ME 04101

o  TO ADD TO AN EXISTING ACCOUNT:

    -- Mail your check payable to JOHNSONFAMILY FUNDS, along with an investment slip from a recent JohnsonFamily Funds statement. If you do not have an investment slip, you may send a note signed by you as the account owner(s), indicating the account's full name and number.

    --  Mail to:
          JohnsonFamily Funds
          P.O. Box 446
          Portland, ME 04112

    -- For overnight or express mail, use the following address:
          JohnsonFamily Funds
          2 Portland Square
          Portland, ME 04101

                                                              ABOUT YOUR ACCOUNT

BY WIRE
o  TO OPEN AN ACCOUNT:

    -- Prior to the wire purchase you must call 1-800-276-8272 for an investor account number. At the same time, you must complete and mail a Purchase Application or IRA Application.

    -- Have your bank wire Federal funds to Bankers Trust Company using these instructions:
       A.B.A. Routing Number 021001033
       For credit to Forum Shareholders Services, LLC
       Account # 014-65-547
       (Fund Name)
       (Account Registration)
       (Account Number)

   -- Mail your ORIGINAL Purchase Application to JohnsonFamily Funds as soon as possible. THE FUNDS MUST RECEIVE A PROPERLY COMPLETED AND EXECUTED PURCHASE APPLICATION TO ESTABLISH TELEPHONE AND EXCHANGE PRIVILEGES, AS WELL AS TO CERTIFY YOUR SOCIAL SECURITY NUMBER OR TAX IDENTIFICATION NUMBER. IF THE FUNDS DO NOT RECEIVE YOUR ORIGINAL APPLICATION, THEY MAY DELAY PAYMENT OF REDEMPTION PROCEEDS AND WITHHOLD TAXES.

    -- Wired funds are considered received in good order on the day they reach the Funds' bank account by the Funds' cut-off time for purchases and all required information is provided in the wire instructions. The wire instructions will determine the terms of the purchase transaction.

o  TO ADD TO AN EXISTING ACCOUNT:

    -- Call 1-800-276-8272 for instructions if your account is already open.

    -- Have your bank wire Federal funds to Bankers Trust Company using the instructions above. Be sure to include your account number and the name of the Fund to be purchased.

    -- The Funds consider wired funds to be received in good order on the day they reach the Funds' bank account by the Funds' cut-off time for purchases and all required information is provided in the wire instructions. The wire instructions will determine the terms of the purchase transaction.

ABOUT YOUR ACCOUNT

BY INTERNET
o  TO OPEN AN ACCOUNT:

    -- Go to www.johnsonfamilyfunds.com

    -- Follow the online instructions.

o  TO ADD TO AN EXISTING ACCOUNT:

    -- Go to www.johnsonfamilyfunds.com

    -- Click on CURRENT SHAREHOLDERS

    -- Click on LOGIN TO YOUR ACCOUNT


BY AUTOMATIC INVESTMENT PLAN
o  TO OPEN AN ACCOUNT:

    -- Complete the Automatic Investment Plan section on your Purchase
       Application.

    -- Make your check payable to JOHNSONFAMILY FUNDS.

    -- The minimum initial investment is $1,000.

    -- Each month, quarter or year, the amount you specify ($50 or more) is automatically withdrawn from your bank account to buy Fund shares. You can choose to have withdrawals on the 10th, 15th, 20th and/or 30th of each month.

    -- The Funds require 10 days to verify your bank information before initiating the plan.

    -- You will receive monthly statements showing these purchases.

o  TO ADD TO AN EXISTING ACCOUNT:

    -- If you would like to add the Automatic Investment Plan to an existing account, call 1-800-276-8272 to request an Automatic Investment Plan Application.

    -- Complete the Application, having all signatures guaranteed, and return it to the address provided above.

                                                              ABOUT YOUR ACCOUNT

    -- The Funds require 10 days to verify your bank information before initiating the plan.

    -- The minimum subsequent investment is $50.

Presently, the Funds do not charge a service fee for the Automatic Investment Plan. However, if there is not enough money in your bank account to cover the withdrawal, the Funds will cancel your purchase, and you will be responsible for any resulting loss to the Funds.

A redemption of all funds from your account will automatically discontinue the Automatic Investment Plan. If you would like to suspend your Automatic Investment Plan, please call our Shareholder Services Department at 1-800-276-8272 for details. The Funds can terminate the Automatic Investment Plan at any time with 7 days' notice.

BY ELECTRONIC FUNDS TRANSFER

o TO ADD TO AN EXISTING ACCOUNT:

    -- Call 1-800-276-8272 for instructions if your account is already open.

    -- The Funds require 7 business days to verify your bank information before initiating this privilege.

    -- You may request electronic tranfers by phone or in writing in amounts from $50 to $50,000 per day.

    -- The Funds withdraw money from the bank account you designated when establishing the privilege and invest it at the NAV calculated after they receive your request in good order.

PURCHASES THROUGH A FINANCIAL INTERMEDIARY, SELECTED DEALER OR OTHER THIRD PARTY If you purchase shares through a financial intermediary, Selected Dealer or other provider, their minimum investment requirements, policies and fees may differ from those described here. Please contact your financial intermediary or provider for a complete description of its policies. You will want to carefully review these procedures before investing. The Funds may accept requests to buy additional shares into a Selected Dealer street name account only from the Selected Dealer.

The Funds may authorize Selected Dealers and their designees to accept purchase orders on the Funds' behalf. The Funds consider such orders received when the Selected Dealer or its designee accepts them, and price them at the next NAV calculated after receipt by the Selected Dealer or its designee.

ABOUT YOUR ACCOUNT

The Funds have agreed to allow some Selected Dealers to enter purchase orders for their customers with payment to follow. The Funds price these telephone orders at the next NAV calculated after the Selected Dealer or its designee accepts them. The Selected Dealer is responsible for placing the orders promptly and for ensuring the Funds receive payment within the agreed-upon period. Otherwise, the Selected Dealer could be liable for resulting fees or losses.

The Funds normally will price purchase orders you place with a Selected Dealer or its designee prior to the close of regular trading on the NYSE (normally 3:00 p.m. Central Time) at the NAV calculated later that day. Selected Dealers are responsible for promptly forwarding orders and payment to the Transfer Agent. If your request is received by the Selected Dealer or its designee after the close of regular trading on the NYSE, or on a holiday, weekend or a day the NYSE is closed, the Funds will process your purchase request on the next business day at that day's NAV.

RETURNED CHECKS/INSUFFICIENT FUNDS
The Funds will cancel your purchase for any check or electronic transfer returned unpaid, AND YOU WILL BE RESPONSIBLE FOR ANY RESULTING LOSS TO THE FUNDS.

REDEMPTION REQUESTS SHORTLY AFTER PURCHASE
The Funds may delay payment for redemptions up to 14 business days to make sure there are sufficient funds to cover the check or electronic transfer you use to make the purchase. If you plan to exchange or redeem shares shortly after purchase, you may want to make your purchase by wire.


                     SELLING (REDEEMING) SHARES OF THE FUNDS
--------------------------------------------------------------------------------

You may sell (redeem) your shares on any business day the NYSE is open for trading. There is no charge to redeem shares. The Funds may withhold taxes on IRA redemptions to meet Federal law requirements.

If your redemption request is received in good order before the close of regular trading on the NYSE (normally 3:00 p.m. Central Time), you will receive that day's NAV. See page 29 for a definition of "good order." If your request is received after the close of regular trading on the NYSE, or on a holiday, weekend or a day the NYSE is closed, you will receive the next business day's NAV.

                                                              ABOUT YOUR ACCOUNT

If you are redeeming shares that were recently purchased by check, the Funds may delay the payment of your redemption proceeds until your check or electronic transfer has cleared. This may delay payment of redemption proceeds up to 14 business days. If you plan to redeem or exchange shares shortly after purchase, you may want to make your purchase by wire.

The Funds provide you with several methods to redeem shares.

BY MAIL
o Send your unconditional written request for redemption to:
       JohnsonFamily Funds
       P.O. Box 446
       Portland, ME 04112

o For overnight or express mail, use the following address:
       JohnsonFamily Funds
       2 Portland Square
       Portland, ME 04101

o Your unconditional written request must include:

    -- The names and signatures of all account holders. All account holders need to sign the request exactly as their names appear on the account;

    -- The number of shares or the dollar amount to be redeemed;

    -- The Fund's name; and

    -- The account number to be redeemed.

o If you are redeeming from an IRA, also include the amount or percentage of tax withholding on your redemption request. If this information is not included, the Funds are required to automatically withhold 10% of your redemption proceeds.

ABOUT YOUR ACCOUNT

o Payments will be mailed within 7 business days of receiving redemption instructions in good order. See page 29 for a definition of "good order."

o Include documentation required for corporate, partnership or fiduciary accounts, call 1-800-276-8272 for details.

o  Signatures must be guaranteed if:

   -- Your redemption request is greater than $50,000;

   -- The proceeds are to be paid to someone other than the account holder;

   -- The proceeds are to be sent to an address other than the address of record; or

   -- The request is made within 30 days' of an address change.

BY TELEPHONE
o If you did not waive the telephone redemption privilege on your Purchase Application, you may call 1-800-276-8272 to redeem shares.

o You will be asked to provide:

   -- Your name;

   -- Account number;

   -- Social Security Number; and

   -- Dollar amount or number of shares to be redeemed.

o Proceeds will be sent to you at the address of record on your account or sent by wire or electronic funds transfer to the bank account listed in your records.

o Wire payments for redemptions requested by phone will usually be made on the next business day.

                                                              ABOUT YOUR ACCOUNT

o Electronic funds transfer will ordinarily arrive at your bank 2 to 3 banking days after transmission.

o  The Funds reserve the right to refuse a telephone redemption request.

o The Funds will not accept telephone redemption requests for payment by check for 30 days following an address change. You must make the request in writing, with all signatures guaranteed.


BY INTERNET
o  Go to www.johnsonfamilyfunds.com


o  Click on CURRENT SHAREHOLDERS

o  Click on LOGIN TO YOUR ACCOUNT

SYSTEMATIC WITHDRAWAL PLAN
If your account balance is $10,000 or more, you can request regular distributions of at least $50. Note that withdrawals may result in a gain or loss for Federal income tax purposes.

o  Call 1-800-276-8272 to request a Systematic Withdrawal Plan Application.

o To change your plan, send a request in writing signed by each registered holder of the account.

o You can stop the Systematic Withdrawal Plan at anytime without charge or penalty, call 1-800-276-8272 for details.

o The Funds reserve the right to change or eliminate the plan anytime with 60 days' notice.

REDEMPTIONS THROUGH A FINANCIAL INTERMEDIARY, SELECTED DEALER OR OTHER THIRD
PARTY
A financial intermediary, Selected Dealer or other third party may charge a fee to redeem your Fund shares. If the Selected Dealer is the shareholder of record, the Funds may accept redemption requests only from that Selected Dealer. Because redemption procedures vary from dealer to dealer, you will want to carefully review these procedures before redeeming shares.

ABOUT YOUR ACCOUNT

The Funds may authorize Selected Dealers and their designees to accept redemption requests on the Funds' behalf. The Funds consider these requests received when the Selected Dealers or their designees accept them, and price them at the next calculated NAV.

OTHER REDEMPTION POLICIES
If the dollar amount you request to be redeemed is greater than the current account value (as determined by the NAV on the redemption date), the Funds will redeem your entire account balance.

As noted in each Fund's "Shareholder Fees" table, each Fund imposes a 2.00% redemption fee on the value of shares redeemed less than 30 days after purchase. The redemption fee will not apply to shares purchased through reinvested distributions (dividends and capital gains), shares held in retirement plans or shares redeemed through designated systematic withdrawal plans. The redemption fee is designed to discourage short-term trading and any proceeds of the fee will be credited to the assets of the appropriate Fund.

TELEPHONE AND WIRE REQUESTS
During times of unusual market activity, you may have trouble placing a request by telephone or wire. In this event, consider sending your order by mail or overnight delivery using the address provided on page 25.

The Funds take reasonable measures to prevent unauthorized telephone transactions and will not be liable for such transactions. THE FUNDS RESERVE THE RIGHT TO REFUSE A TELEPHONE TRANSACTION.

REDEMPTIONS IN LOW BALANCE ACCOUNTS
If a redemption or exchange leaves your account below $1,000, or you discontinue the Automatic Investment Plan before you have invested $1,000, the Funds may provide you a 30-day notice to add to your balance or renew your Automatic Investment Plan. If you do not act within the 30-day period, the Funds may close your account and send you the proceeds.


                               EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

Investors may exchange shares of one JohnsonFamily Fund for shares of another JohnsonFamily Fund. Note that an exchange is an ordinary sale and purchase for Federal income tax purposes. As a result, you may realize a capital gain or loss. You may only exchange into Funds that are legally qualified for sale in your state.

o To open a new account with an exchange, the transaction must meet account minimums ($2,500 for a regular account; $1,000 for an IRA).

                                                              ABOUT YOUR ACCOUNT

o New accounts will have the same registration and privileges as your existing account unless you specify otherwise.

o  To add to an account, the exchange must be $500 or more.

o To exchange shares by telephone, follow the instructions under "Selling (Redeeming) Shares of the Funds - By Telephone."

JohnsonFamily Funds are intended as long-term investments. Excessive trading can hurt the Funds' performance and negatively impact shareholders. As a result:

o The Funds may suspend or terminate, without notice, the exchange privilege of any investor who uses it excessively (e.g., more than 4 times a year); and

o The Funds may restrict or refuse exchanges if they receive or anticipate receiving simultaneous orders affecting significant portions of a Fund's assets.


                OTHER PURCHASE, REDEMPTION AND EXCHANGE POLICIES
--------------------------------------------------------------------------------

GOOD ORDER
The Funds must receive your request to buy, sell or exchange shares in good order. The request must include:

o  The Fund's name and your account number.

o  The number or dollar amount of shares you want to buy or sell.

o  Signatures of all account holders, exactly as registered on the account.

o  Signature guarantees for the following:

   -- If the amount to be redeemed is more than $50,000;

   -- If the proceeds are sent to someone other than the shareholder of record;
      or

   -- If the request is made within 30 days of an address change.

o Any documentation required for redemptions by corporations, trusts, estates and other organizations.

ABOUT YOUR ACCOUNT

TELEPHONE TRANSACTIONS
Unless you waive telephone privileges on your Purchase Application, you automatically have the privilege to make telephone inquiries, exchanges and redemptions. Once your account is established, you must make requests to change these privileges in writing, signed by each account holder.

The Funds will take reasonable measures to prevent unauthorized telephone transactions and will not be liable for such transactions. THE FUNDS RESERVE THE RIGHT TO REFUSE A TELEPHONE TRANSACTION.

SIGNATURE GUARANTEES
Whenever you change your bank information or your account registration information, you must provide a signature guarantee for each account holder. Signature guarantee requirements help protect you from fraud. You may obtain a signature guarantee from a U.S. commercial bank or trust company, a member of the National Association of Securities Dealers, Inc. or other eligible institutions. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR.

RETIREMENT PLANS
JohnsonFamily Funds may be an appropriate choice for your retirement plan. In addition, the Funds may be used as investment options for 401(k) plans and other retirement vehicles. Descriptions of the plans, application forms, as well as descriptions of applicable service fees and certain limitations on contributions and withdrawals are available by calling 1-800-276-8272.


                              NET ASSET VALUE (NAV)
--------------------------------------------------------------------------------

Each of the JohnsonFamily Funds normally calculates its net asset value (NAV) each day the NYSE is open, after the close of business (normally 3:00 p.m. Central Time). NAV is calculated by adding together the value of a Fund's total assets, subtracting its liabilities, and then dividing the balance by the number of shares outstanding. The Funds do not calculate their NAVs on the days when the NYSE is closed.

The Funds typically use current market quotations to value their securities. The Funds will value fixed income securities with a remaining maturity of 60 days or less on an amortized cost basis. If securities do not have readily available market quotation or if there are events that have occurred between the closing of an exchange on which securities are principally traded and the closing of the NYSE that is likely to have changed the value of the securities, the Funds will use a good faith valuation provided by the Board of Directors or will value the securities under the Board's direction. The Board of

                                                              ABOUT YOUR ACCOUNT

Directors may also approve the use of pricing services to assist in the calculation of NAVs for the Funds.

The International Value Fund will, and the other Funds may, hold securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not calculate their NAVs. To the extent they do so, the market value of the Fund's investments may change on days when you cannot purchase or redeem Fund shares.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The Funds typically distribute most or all of their net income to shareholders in the form of dividends. The Funds distribute net capital gains, if any, annually.

In general, any dividends and net short-term capital gains you receive from the Funds are taxable as ordinary income. Any net long-term capital gains you receive are taxable as capital gains, regardless of how long you have owned your shares. The Funds expect that the distributions of the Intermediate Fixed Income Fund will consist primarily of ordinary income; the distributions of the Small Cap Value Fund will consist primarily of net capital gains; and the distributions of the Large Cap Value Fund and International Value Fund will consist of both ordinary income and net capital gains.

The following table summarizes the distribution policies for each of the Funds:

                                          DIVIDENDS        CAPITAL GAINS
FUND                                       (IF ANY)             (IF ANY)
--------------------------------------------------------------------------------
Intermediate Fixed Income Fund              monthly             annually
Large Cap Value Fund                      quarterly             annually
Small Cap Value Fund                       annually             annually
International Value Fund                   annually             annually
--------------------------------------------------------------------------------


REINVESTMENT OF FUND DISTRIBUTIONS
Investors can reinvest all of their income dividends and/or capital gain distributions into the Funds at NAV or receive their distributions in cash. For investors whose income is subject to tax, distributions are taxable whether they are paid in cash or reinvested in additional shares.

MORE ABOUT THE FUNDS


TAX CONSIDERATIONS
The sale of shares in your account may produce a taxable gain or a loss. An exchange of shares of one Fund for another is treated as a sale of the Fund shares surrendered in exchange and may result in a taxable gain. A percentage of ordinary income distributions from the Intermediate Fixed Income Fund may be exempt from state taxation. Please consult your tax advisor regarding the treatment of your distribution.


ASSET ALLOCATION (DIVERSIFICATION)
You should not consider an investment in any one Fund a complete investment program. Like most investors, you should hold a number of different investments, each with a different level of risk, including common stocks, bonds and money market instruments.


                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISOR
Johnson Asset Management, Inc. ("JAM") is the investment advisor for the Funds. Located at 555 Main Street, Suite 440, Racine, WI 53403, JAM manages the Funds' investments and its business operations under the overall supervision of the Funds' Board of Directors.


JAM manages the portfolio of securities for each Fund. As compensation for JAM's services, the Funds pay JAM a fee which is calculated daily and payable monthly, based upon the average daily net assets of each Fund at the following annual rates:


--------------------------------------------------------------------------------
Intermediate Fixed Income Fund                                             0.45%
Large Cap Value Fund                                                       0.75%
Small Cap Value Fund                                                       0.75%
International Value Fund                                                   0.90%
--------------------------------------------------------------------------------



HISTORICAL PERFORMANCE OF INVESTMENT ADVISORY ACCOUNTS MANAGED BY THE ADVISOR The Funds are providing composite historical performance data for JAM's Large Cap Accounts and Fixed Income Accounts. The performance data illustrates the investment performance of portfolios similar to the Intermediate Fixed Income Fund and the Large Cap Value Fund and compares the performance of these portfolios to relevant broad-based market indices. The Large Cap Accounts include all portfolios managed by JAM with objectives, strategies and policies substantially similar to those employed by the Large Cap Value Fund. The Fixed Income Accounts include all portfolios managed

                                                            MORE ABOUT THE FUNDS

by JAM with objectives, strategies and policies substantially similar to those employed by the Intermediate Fixed Income Fund. (JAM had been managing portfolios having objectives, similar to the Small Cap Value Fund for less than one year prior to the organization of the Small Cap Value Fund. Affiliates of JAM have managed portfolios having objectives similar to the International Value Fund but using different strategies and policies.)

The following performance data is historical and investors should not consider this performance data as an indication of the future performance of either the Large Cap Value Fund, the Intermediate Fixed Income Fund or the results an individual investor might achieve by investing in either the Large Cap Value Fund or the Intermediate Fixed Income Fund. Investors should not rely on the historical performance data when making an investment decision.

All returns are time-weighted total rates of return and include the reinvestment of dividends and interest. The performance data for both the Large Cap Accounts and the Fixed Income Accounts are net of investment advisory fees and expenses. The fees and expenses of each of the Large Cap Accounts and the Fixed Income Accounts were less than the annual expenses for the Large Cap Value Fund and the Intermediate Fixed Income Fund, respectively. The performance of the Large Cap Accounts and the Fixed Income Accounts would have been lower had they incurred higher fees and expenses. The Large Cap Accounts and the Fixed Income Accounts were not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act and the Internal Revenue Code, which, if applicable, may have adversely affected their performance results. The method used to calculate the historical performance of the Large Cap Accounts and Fixed Income Accounts differs from the method required by the Securities and Exchange Commission in calculating standardized average annual total returns of mutual funds.


The performance information for the Large Cap Accounts, Fixed Income Accounts and the indices is based on data supplied by the Advisor or from statistical services, reports or other sources which the Advisor believes are reliable. The performance information has not been verified by any third party and is unaudited.

MORE ABOUT THE FUNDS


Compounded Annual Rates of Return(1) (For the Periods Ended December 31, 2002)

                                             1 YEAR           3 YEARS          5 YEARS         10 YEARS
--------------------------------------------------------------------------------------------------------
Large Cap Value Fund(2)                    (18.02)%           (3.16)%              n/a              n/a
Large Cap Composite                        (17.34)%           (1.69)%            2.66%           10.70%
S&P 500(R)(3)                              (22.10)%          (14.55)%           (0.58)%           9.34%
Intermediate Fixed
  Income Fund(2)                              7.37%             8.53%              n/a              n/a
Fixed Income Composite                        7.91%             9.09%            6.36%            6.52%
Lehman Brothers Intermediate
  Government/Credit
  Bond Index(4)                               9.82%             9.63%            7.48%            7.07%
--------------------------------------------------------------------------------------------------------



(1) Compounded annual rate of return represents the level annual rate which, if earned for each year in a multiple year period, would produce the cumulative rate of return over that period.

(2) The Large Cap Value Fund and the Intermediate Fixed Income Fund commenced operations on March 31, 1998.

(3) The S&P 500(R) (the "Index") consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market capitalization (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

(4) The Lehman Brothers Intermediate Government/Credit Bond Index includes fixed rate U.S. Treasury, U.S. government agency and U.S. corporate debt and dollar-denominated debt securities of certain foreign entities with maturities no greater than ten years.

     Please remember that past performance may not be an indication of future rates of return. Investors should also be aware that other performance calculation methods may produce different results, and the comparisons of investment results should consider qualitative circumstances and should be made only for portfolios with generally similar investment objectives.

DISTRIBUTION FEES
The Funds have adopted a Service and Distribution Plan under Rule 12b-1 under the Investment Company Act. The Plan allows a Fund to use part of the Fund's assets (up to 0.25% of its average daily net assets) to pay sales, distribution and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                                            MORE ABOUT THE FUNDS


ADMINISTRATOR
SEI Investments Global Funds Services (formerly SEI Investments Mutual Fund Services) ("SIGFS") acts as administrator for the Funds. SIGFS is located at 530 East Swedesford Road, Wayne, PA 19087 and provides administrative and accounting services to the Funds, including calculating each Fund's NAV.


TRANSFER AGENT
Forum Shareholder Services, LLC ("Forum") acts as transfer agent for the Funds. Forum is located at Two Portland Square, Portland, ME 04101.

CUSTODIAN
State Street Bank and Trust Company, located at 801 Pennsylvania, Kansas City, Missouri 64105, acts as custodian of the Funds' investments.

MORE ABOUT THE FUNDS

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Funds' financial performance since their inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended October 31, 2002 has been derived from the Funds' financial statements, which have been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the Annual Report, which is available upon request. The information for periods prior to November 1, 2001 was audited by other auditors.






                                                                        INTERMEDIATE
                                                                        FIXED INCOME
                                                                            FUND

------------------------------------------------------------------------------------------------------------------------------------
                                      FISCAL YEAR            FISCAL YEAR       FISCAL YEAR           FISCAL YEAR       PERIOD

                                         ENDED                  ENDED             ENDED                 ENDED           ENDED

                                      OCTOBER 31,            OCTOBER 31,       OCTOBER 31,           OCTOBER 31,      OCTOBER 31,

                                         2002                   2001              2000                  1999             1998(1)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                            $10.18                   $9.44            $  9.50              $10.27            $ 10.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income                    0.47                    0.55               0.56                0.54               0.31
Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions                         (0.20)                   0.74              (0.06)              (0.77)              0.27
                                       --------                --------           --------            --------          --------
     Total from Investment
       Operations                        0.27                    1.29               0.50               (0.23)              0.58
                                       --------                --------           --------            --------          --------

LESS DISTRIBUTIONS PAID:
From net investment income              (0.47)                  (0.55)             (0.56)              (0.53)             (0.31)
From capital gains                         --                      --                 --               (0.01)                --
                                       --------                --------           --------            --------          --------
     Total Distributions                (0.47)                  (0.55)             (0.56)              (0.54)             (0.31)
                                       --------                --------           --------            --------          --------

NET ASSET VALUE, END
   OF PERIOD                            $9.98                  $10.18              $9.44               $9.50             $10.27
                                       --------                --------           --------            --------          --------
                                       --------                --------           --------            --------          --------

TOTAL RETURN(2)                          2.76%                  14.08%              5.60%              (2.26)%             5.89%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of
   period (000s)                      $74,068                 $75,684            $58,345             $61,624            $68,050
Ratio of expenses to
   average  net assets,
   net of waivers(3)                     0.85%                   0.85%              0.85%               0.85%              0.85%
Ratio of net investment
    income to average net
   assets, net of waivers(3)             4.71%                   5.64%              6.01%               5.44%              5.32%
Ratio of expenses to
   net of average net assets,
   before waivers(3)                     0.87%                   0.99%              1.08%               1.07%              1.11%
Ratio of net investment
   income to average net
   assets, before waivers(3)             4.69%                   5.50%              5.78%               5.22%              5.06%
Portfolio turnover rate(2)                 93%                    140%                65%                 91%                47%



                                                                           LARGE CAP
                                                                           VALUE FUND

------------------------------------------------------------------------------------------------------------------------------------
                                      FISCAL YEAR            FISCAL YEAR       FISCAL YEAR           FISCAL YEAR       PERIOD

                                         ENDED                  ENDED             ENDED                 ENDED           ENDED

                                      OCTOBER 31,            OCTOBER 31,       OCTOBER 31,           OCTOBER 31,      OCTOBER 31,

                                         2002                   2001              2000                  1999             1998(1)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                              $8.34                 $9.23            $ 10.06                $9.59            $ 10.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income                     0.10                  0.07               0.08                 0.07               0.03
Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions                          (1.20)                (0.19)              0.12                 0.54              (0.42)
                                        --------              --------           --------             --------           --------
     Total from Investment
       Operations                        (1.10)                (0.12)              0.20                 0.61              (0.39)
                                        --------              --------           --------             --------           --------

LESS DISTRIBUTIONS PAID:
From net investment income               (0.09)                (0.08)             (0.08)               (0.07)             (0.02)
From capital gains                       (0.14)                (0.69)             (0.95)               (0.07)                --
                                        --------              --------           --------             --------           --------
     Total Distributions                 (0.23)                (0.77)              (1.03)              (0.14)             (0.02)
                                        --------              --------           --------             --------           --------

NET ASSET VALUE, END
   OF PERIOD                             $7.01                 $8.34              $9.23               $10.06              $9.59
                                        --------              --------           --------             --------           --------
                                        --------              --------           --------             --------           --------

TOTAL RETURN(2)                         (13.64)%               (1.58)%             2.34%                6.33%             (3.87)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of
   period (000s)                       $48,022               $48,229            $41,580              $46,422            $40,933
Ratio of expenses to
   average  net assets,
   net of waivers(3)                      1.40%                 1.39%              1.41%                1.39%              1.45%
Ratio of net investment
    income to average net
   assets, net of waivers(3)              1.26%                 0.83%              0.85%                0.66%              0.55%
Ratio of expenses to
   net of average net assets,
   before waivers(3)                      1.40%                 1.39%              1.41%                1.39%              1.45%
Ratio of net investment
   income to average net
   assets, before waivers(3)              1.26%                 0.83%              0.85%                0.66%              0.55%
Portfolio turnover rate(2)                  44%                   76%                60%                  76%                27%





(1) COMMENCED OPERATIONS ON MARCH 31, 1998

(2) NOT ANNUALIZED - FOR THE PERIODS LESS THAN A FULL YEAR

(3) ANNUALIZED--FOR THE PERIODS LESS THAN A FULL YEAR

AMOUNTS DESIGNATED AS "___" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                                                            MORE ABOUT THE FUNDS




                                                                          SMALL
                                                                           CAP
                                                                          VALUE
                                                                           FUND

------------------------------------------------------------------------------------------------------------------------------------
                                      FISCAL YEAR            FISCAL YEAR       FISCAL YEAR           FISCAL YEAR       PERIOD

                                         ENDED                  ENDED             ENDED                 ENDED           ENDED

                                      OCTOBER 31,            OCTOBER 31,       OCTOBER 31,           OCTOBER 31,      OCTOBER 31,

                                         2002                   2001              2000                  1999             1998(1)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                             $11.45                 $9.26              $8.35                $8.22             $10.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income                     0.05                  0.11               0.05                 0.03                --
Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions                          (0.97)                 2.22               0.89                 0.11              (1.78)
                                       --------               --------           --------             --------           --------
     Total from Investment
       Operations                        (0.92)                 2.33               0.94                 0.14              (1.78)
                                       --------               --------           --------             --------           --------

LESS DISTRIBUTIONS PAID:
From net investment income               (0.09)                (0.06)             (0.03)               (0.01)                --
From capital gains                       (1.31)                (0.08)                --                   --                 --
                                       --------               --------           --------             --------           --------
     Total Distributions                 (1.40)                (0.14)             (0.03)               (0.01)                --
                                       --------               --------           --------             --------           --------

NET ASSET VALUE, END                     $9.13                $11.45              $9.26                $8.35              $8.22
   OF PERIOD                           --------               --------           --------             --------           --------
                                       --------               --------           --------             --------           --------

TOTAL RETURN(2)                         (10.09)%               25.35%             11.24%                1.67%            (17.80)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of
   period (000s)                       $60,177               $53,877            $34,315              $30,062            $22,831
Ratio of expenses to
   average  net assets,
   net of waivers(3)                      1.33%                 1.41%              1.45%                1.47%              1.50%
Ratio of net investment
    income to average net
   assets, net of waivers(3)              0.64%                 1.09%              0.50%                0.30%              0.03%
Ratio of expenses to
   net of average net assets,
   before waivers(3)                      1.33%                 1.41%              1.45%                1.47%              1.57%
Ratio of net investment
   income to average net
   assets, before waivers(3)              0.64%                 1.09%              0.50%                0.30%             (0.04)%
Portfolio turnover rate(2)                  78%                  107%                75%                  83%                 3%


                                                                      INTERNATIONAL
                                                                       VALUE FUND

------------------------------------------------------------------------------------------------------------------------------------
                                      FISCAL YEAR            FISCAL YEAR       FISCAL YEAR           FISCAL YEAR       PERIOD

                                         ENDED                  ENDED             ENDED                 ENDED           ENDED

                                      OCTOBER 31,            OCTOBER 31,       OCTOBER 31,           OCTOBER 31,      OCTOBER 31,

                                         2002                   2001              2000                  1999             1998(1)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                             $8.56                 $11.10             $10.47                 $8.97           $10.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income                    0.08                   0.14               0.08                  0.09             0.09
Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions                         (0.51)                 (2.06)              0.67                  1.50            (1.12)
                                       --------               --------           --------              --------         --------
     Total from Investment
       Operations                       (0.43)                 (1.92)              0.75                  1.59            (1.03)
                                       --------               --------           --------              --------         --------

LESS DISTRIBUTIONS PAID:
From net investment income              (0.04)                 (0.07)             (0.09)                (0.09)              --
From capital gains                         --                  (0.55)             (0.03)                   --               --
                                       --------               --------           --------              --------         --------
     Total Distributions                (0.04)                 (0.62)             (0.12)                (0.09)          --
                                       --------               --------           --------              --------         --------

NET ASSET VALUE, END                    $8.09                  $8.56             $11.10                $10.47            $8.97
   OF PERIOD                           --------               --------           --------              --------         --------
                                       --------               --------           --------              --------         --------

TOTAL RETURN(2)                         (5.05)%               (18.33)%             7.15%                17.85%          (10.30)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of
   period (000s)                      $37,160                $31,465            $28,747               $25,918          $19,858
Ratio of expenses to
   average  net assets,
   net of waivers(3)                     1.81%                  1.85%              1.85%                 1.85%            1.85%
Ratio of net investment
    income to average net
   assets, net of waivers(3)             0.92%                  0.73%              0.71%                 1.08%            1.85%
Ratio of expenses to
   net of average net assets,
   before waivers(3)                     1.81%                  1.85%              1.85%                 1.86%            1.96%
Ratio of net investment
   income to average net
   assets, before waivers(3)             0.92%                  0.73%              0.71%                 1.07%            1.74%
Portfolio turnover rate(2)                 35%                    29%                40%                   13%               6%

INFORMATION

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

o ACCOUNT STATEMENTS. You will receive a periodic statement detailing activity in your account from JohnsonFamily Funds, your financial intermediary or other provider.


o ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS. These reports detail the Funds' actual investments (as of the report date) and performance information. The Annual Report includes a discussion by the Advisor of recent market conditions and investment strategies that significantly affected the performance of the Funds during their last fiscal year. The Annual Report is audited by the Funds' independent accountants. To reduce expenses, the Funds will mail one copy of each report to each Tax ID even though the investor may have more than one account with the Funds.


o STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI contains more detailed information on all aspects of the Funds. A current SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally part of) in this prospectus. You may visit the SEC's Internet website (www.sec.gov) to view the SAI and other information. The SAI is also available from Selected Dealers through which shares of the JohnsonFamily Funds may be purchased or sold.

To request a free copy of the current Annual/Semiannual Report or SAI, please write, call or visit the Funds online at:

JohnsonFamily Funds
2 Portland Square
Portland, ME 04101
1-800-276-8272
www.johnsonfamilyfunds.com

You can review and copy information about the JohnsonFamily Funds (including the SAI) at the SEC's Public Reference Room in Washington, D.C. You can call 1-202-942-8090 for information on the operations of the Public Reference Room. Reports and other information about the JohnsonFamily Funds are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee by writing to the address below or by electronic request to publicinfo@sec.gov.


Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-0102

SEC File Number: 811-08627


38

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

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

                                 [LOGO OMITTED]

                               JohnsonFamily Funds
                                  P.O. Box 515
                              Racine, WI 53401-0515
                           www.johnsonfamilyfunds.com

JFF-PS-001-0200

STATEMENT OF ADDITIONAL INFORMATION FOR                        February 28, 2003


         JOHNSONFAMILY INTERMEDIATE FIXED INCOME FUND
         JOHNSONFAMILY LARGE CAP VALUE FUND
         JOHNSONFAMILY SMALL CAP VALUE FUND
         JOHNSONFAMILY INTERNATIONAL VALUE FUND


                            JOHNSONFAMILY FUNDS, INC.
                                 555 Main Street
                             Racine, Wisconsin 53403

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of JohnsonFamily Funds, Inc., dated February 28, 2003. Requests for copies of the Prospectus should be made by writing to JohnsonFamily Funds, Inc., P.O. Box 1177, Milwaukee, Wisconsin 53201-1177, Attention: Secretary.

     The following financial statements are incorporated by reference to the Annual Report, dated October 31, 2002, of JohnsonFamily Funds, Inc. (File No. 811-08627) as filed with the Securities and Exchange Commission on December 31, 2002.

     Statement of Net Assets
         JohnsonFamily Intermediate Fixed Income Fund
         JohnsonFamily Large Cap Value Fund
         JohnsonFamily Small Cap Value Fund
         JohnsonFamily International Value Fund
     Statements of Operations
     Statements of Changes in Net Assets
     Financial Highlights
     Notes to the Financial Statements
     Independent Auditors' Report


     Shareholders may obtain a copy of the Annual Report, without charge, by calling (800) 276-8272.

                            JOHNSONFAMILY FUNDS, INC.

                                Table of Contents
                                -----------------

                                                                        Page No.
                                                                        --------


FUND HISTORY AND CLASSIFICATION................................................2

INVESTMENT RESTRICTIONS........................................................2

INVESTMENT CONSIDERATIONS......................................................4

DIRECTORS AND OFFICERS OF THE CORPORATION.....................................19


OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS............................22

INVESTMENT ADVISER, ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT...............23

DETERMINATION OF NET ASSET VALUE..............................................26

PERFORMANCE INFORMATION.......................................................27

DISTRIBUTION OF SHARES........................................................30


REDEMPTION FEE................................................................32


ALLOCATION OF PORTFOLIO BROKERAGE.............................................32

TAXES.........................................................................33

SHAREHOLDER MEETINGS..........................................................36

CAPITAL STRUCTURE.............................................................37


DESCRIPTION OF SECURITIES RATINGS.............................................38


INDEPENDENT PUBLIC ACCOUNTANTS................................................42

     No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated February 28, 2003, and, if given or made, such information or representations may not be relied upon as having been authorized by JohnsonFamily Funds, Inc.


     This Statement of Additional Information does not constitute an offer to sell securities.

                         FUND HISTORY AND CLASSIFICATION


     JohnsonFamily Funds, Inc. (the "Corporation") is an open-end, diversified management investment company consisting of four separate portfolios, the JohnsonFamily Large Cap Value Fund (the "Large Cap Value Fund"), JohnsonFamily Small Cap Value Fund (the "Small Cap Value Fund"), JohnsonFamily International Value Fund (the "International Value Fund") and JohnsonFamily Intermediate Fixed Income Fund (the "Fixed Income Fund") (each individually a "Fund" and collectively the "Funds"). JohnsonFamily Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act"). JohnsonFamily Funds, Inc. was incorporated as a Maryland corporation on January 27, 1998. The Large Cap Value Fund was called the "JohnsonFamily Large Cap Equity Fund" prior to February 28, 2001, the Small Cap Value Fund was called the "JohnsonFamily Small Cap Equity Fund" prior to February 28, 2001, and the International Value Fund was called the "JohnsonFamily International Equity Fund" prior to February 28, 2001.


                             INVESTMENT RESTRICTIONS

     Each of the Fixed Income Fund, Large Cap Value Fund, Small Cap Value Fund and International Value Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

     1. The Funds will not purchase securities on margin (except for such short term credits as are necessary for the clearance of transactions); provided, however, that the Funds may borrow money to the extent set forth in investment restriction no. 4.

     2. The Funds may sell securities short to the extent permitted by the Act.

     3. The Funds may write put and call options to the extent permitted by the Act.

     4. None of the Funds will borrow money or issue senior securities, except for temporary bank borrowings (not in excess of 10% of the value of a Fund's net assets) or for emergency or extraordinary purposes.

     5. Each Fund may pledge or hypothecate its assets to secure its borrowings.

     6. The Funds will not lend money (except by purchasing publicly distributed debt securities, purchasing securities of a type normally acquired by institutional investors or entering into repurchase agreements) and will not lend their portfolio securities, unless such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and provided that no such loan will be made if upon making of such loan more than 30% of the value of the Fund's total assets would be subject to such loans.

     7. The Funds will not make investments for the purpose of exercising control or management of any company.

     8. The Funds will not purchase securities of any issuer (other than the United States or an instrumentality of the United States) if, as a result of such purchase, a Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of a Fund's total assets, taken at current value, would be invested in securities of such issuer, except that up to 25% of each Fund's total assets may be invested without regard to these limitations.

     9. No Fund will invest 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. government securities, in securities issued by companies primarily engaged in the same industry. In determining industry classifications the Funds will use the current Directory of Companies Filing Annual Reports with the Securities and Exchange Commission except to the extent permitted by the Act.

     10. No Fund will act as an underwriter or distributor of securities other than shares of the Fund (except to the extent that the Funds may be deemed to be underwriters within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities).

     11. The Funds will not purchase or sell real estate or real estate mortgage loans or real estate limited partnerships.

     12. The Funds will not purchase or sell commodities or commodity contracts, except that each Fund may invest in futures contracts and options on futures contracts.

     The Funds have adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation's Board of Directors without shareholder approval. These additional restrictions are as follows:

     1. No Fund will invest more than 15% of the value of its net assets in illiquid securities.


     2. The Funds will not purchase securities of other investment companies except: (a) as a part of a plan of merger, consolidation or reorganization approved by the shareholders of a Fund; (b) securities of registered open-end investment companies that invest exclusively in high quality, short-term debt securities; or (c) securities of registered investment companies on the open market where no commission or profit results, other than the usual and customary broker's commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) a Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of a Fund's net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of a Fund's net assets would be invested in shares of registered investment companies.


     3. The Funds will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Fund or an officer, director or other affiliated person of its investment adviser, without authorization of the Corporation's Board of Directors.

     4. The Funds will not purchase any interest in any oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.

     The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions (other than those relating to borrowing of money or issuing senior securities) are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of a Fund's fundamental restrictions will be deemed to have occurred. Any changes in a Fund's investment restrictions made by the Board of Directors will be communicated to shareholders prior to their implementation.

     In accordance with the requirements of Rule 35d-1 under the Act, it is a non-fundamental policy of each of the Funds to normally invest 80% of the value of its net assets in the particular type of investments suggested by the Fund's name. If the Board of Directors determines to change this non-fundamental policy for any Fund, that Fund will provide 60 days prior notice to the shareholders before implementing the change of policy. Any such notice will be provided in plain English in a separate written document containing the following prominent statement in bold-face type: "Important Notice Regarding Change in Investment Policy." If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

                            INVESTMENT CONSIDERATIONS

     The Fund's prospectus describes its principal investment strategies and risks. This section expands upon that discussion and also discusses non-principal investment strategies and risks.

Temporary Investments

     Each Fund may invest in cash and money market securities. The Funds may do so when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. Money market securities include money market mutual funds, short-term investment-grade fixed-income securities, bankers' acceptances, commercial paper, commercial paper master notes and repurchase agreements.

     The Funds may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the two highest rating categories by a nationally recognized statistical rating organization (NRSRO).

     The Funds may enter into repurchase agreements with banks that are Federal Reserve Member banks and non-bank dealers of U.S. government securities which, at the time of purchase, are on the Federal Reserve Bank of New York's list of primary dealers with a capital base greater than $100 million. When entering into repurchase agreements, a Fund will hold as collateral an amount of cash or government securities at least equal to the market value of the securities that are part of the repurchase agreement. A repurchase agreement involves the risk that a seller may declare bankruptcy or default. In this event, a Fund may experience delays, increased costs and a possible loss.

     The Funds may also invest in money market mutual funds issued by other investment companies. As a shareholder of a money market fund, a Fund would be subject to the same risks as any other investor and will bear a proportionate share of any fees and expenses incurred by the mutual fund in which it invests. These will be in addition to the advisory and other fees paid by the Fund.

     During adverse market conditions, up to 100% of the International Value Fund's total assets may be invested in U.S. securities or in securities primarily traded in one or more foreign countries, or in debt securities.

Investment Grade Investments

     The Funds may invest in investment-grade debt securities, or unrated securities if Johnson Asset Management, Inc. (the "Adviser") believes they are equivalent in quality. A debt or other fixed income security is considered investment grade if it is rated BBB or better by Duff and Phelps Credit Rating Co. ("D&P"), Standard & Poor's Ratings Group ("S&P"), Fitch IBCA ("Fitch"); or Baa or better by Moody's Investors Services, Inc. ("Moody's") or any other NRSRO.

     Investment-grade bonds rated BBB by D&P, S&P or Fitch, or Baa by Moody's are considered to be of medium-grade quality. Medium-grade securities have certain speculative characteristics. This means they are typically more sensitive to economic changes and subject to a higher degree of risk than higher rated securities.

     Ratings are determined at the time of investment. If a security held by a Fund loses its rating or has its rating reduced, the Fund does not have to sell the security immediately. However, the Adviser will closely monitor the security to determine what action, if any, the Fund should take.

Illiquid Securities

     Each Fund may invest up to 15% of its net assets in securities for which there is no readily available market ("illiquid securities"). Because an active market may not exist for illiquid securities, the Funds may experience delays and additional costs when trying to sell illiquid securities. The 15% limitation includes certain securities whose disposition would be subject to legal restrictions ("restricted securities"). However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests. However an insufficient number of qualified institutional buyers interested in purchasing certain Rule 144A securities held by a Fund could adversely affect their marketability, causing the Fund to sell the securities at unfavorable prices. The Board of Directors of the Corporation has delegated to the Adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. The Board of Directors has directed the Adviser to consider such factors as (i) the nature of the market for a security, (including the institutional private resale markets); (ii) the terms of the securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors in determining the liquidity of a security.

     Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities

Act. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, a Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities, if considered to be illiquid, will be priced at fair value as determined in good faith by the Board of Directors.

Short Sales

     The Funds may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, a Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed.

     No short sale will be effected which will, at the time of making such short sale transaction and giving effect thereto, cause the aggregate market value of all securities sold short to exceed 5% of the value of a Fund's net assets. Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain cash or liquid securities at such a level that the amount maintained plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund's short position.

Lending of Portfolio Securities

     In order to generate additional income, each Fund may lend portfolio securities constituting up to 30% of its total assets to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. The Funds may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Funds do not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

     The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Funds will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

High Yield Convertible Securities

     Each equity Fund may invest in convertible debt securities when the Adviser believes the underlying common stock is a suitable investment for the Fund and when the convertible security offers greater potential for total return because of its higher yield. Convertible securities are bonds or preferred stocks that may be converted (exchanged) into common stock of the issuing company within a certain period of time, for a specified number of shares.

     Each equity Fund may invest up to 5% of its net assets in high yield, high risk, lower-rated convertible securities, commonly known as "junk bonds." Investments in such securities are subject to greater credit risks than higher rated securities. Debt securities rated below investment grade have greater risks of default than investment grade debt securities, including medium grade debt securities, and may in fact, be in default. Issuers of "junk bonds" must offer higher yields to compensate for the greater risk of default on the payment of principal and interest.

     The market for high yield convertible securities is subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on high yield convertible securities and their markets, as well as on the ability of securities' issuers to repay principal and interest, than on higher-rated securities and their issuers. Issuers of high yield convertible securities may be of low creditworthiness and the high yield convertible securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield convertible securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

     The prices of high yield convertible securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments because of their lower credit quality. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield convertible security owned by a Fund defaults, the Fund may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield convertible securities and a Fund's net asset value. Yields on high yield convertible securities will fluctuate over time. Furthermore, in the case of high yield convertible securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

     The secondary market for high yield convertible securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for a Fund to value accurately high yield convertible securities or dispose of them. To the extent the Fund owns or may acquire illiquid or restricted high yield convertible securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

     Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. A Fund will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. Further, the Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law. Accordingly, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

     Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield convertible securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser monitors the issuers of high-yield convertible securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities' liquidity so the Funds can meet redemption requests. To the extent that a Fund invests in high yield convertible securities, the achievement of its investment objective may be more dependent, on the Adviser's own credit analysis than is the case for higher quality bonds. A Fund may retain a portfolio security whose rating has been changed.

Mortgage-Backed and Asset-Backed Securities

     Each of the Funds may purchase residential and commercial mortgage-backed as well as other asset-backed securities (collectively called "asset-backed securities") that are secured or backed by automobile loans, installment sale contracts, credit card receivables, mortgages or other assets and are issued by entities such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These securities represent interests in pools of assets in which periodic payments of interest and/or principal on the securities are made, thus, in effect passing through periodic payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of these securities varies with the maturities and the prepayment experience of the underlying instruments.

     There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private shareholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans.

When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     Each of the Funds may also purchase mortgage-backed securities structured as CMOs. CMOs are issued in multiple classes and their relative payment rights may be structured in many ways. In many cases, however, payments of principal are applied to the CMO classes in order of their respective maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which do not accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes ("PACs") which generally require, within certain limits, that specified amounts of principal be applied to each payment date, and generally exhibit less yield and market volatility than other classes. The classes may include "IOs", which pay distributions consisting solely or primarily of all or a portion of the interest in an underlying pool of mortgages or mortgage-backed securities, "POs", which pay distributions consisting solely or primarily of all or a portion of principal payments made from the underlying pool of mortgages or mortgage-backed securities, and "inverse floaters", which have a coupon rate that moves in the reverse direction to an applicable index.

     Investments in CMO certificates can expose the Funds to greater volatility and interest rate risk than other types of mortgage-backed obligations. Among tranches of CMOs, inverse floaters are typically more volatile than fixed or adjustable rate tranches of CMOs. Investments in inverse floaters could protect a Fund against a reduction in income due to a decline in interest rates. A Fund would be adversely affected by the purchase of an inverse floater in the event of an increase in interest rates because the coupon rate thereon will decrease as interest rates increase, and like other mortgage-backed securities, the value of an inverse floater will decrease as interest rates increase. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying pool of mortgage loans or mortgage-backed securities. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying assets experience greater than anticipated prepayments of principal, the holder of an IO may incur substantial losses irrespective of its rating. Conversely, if the underlying assets experience slower than anticipated prepayments of principal, the yield and market value for the holders of a PO will be affected more severely than would be the case with a traditional mortgage-backed security. Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates. Prepayments are also influenced by a variety of other economic and social factors.

     The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity.

     In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans. Like other fixed income securities, when interest rates rise the value for an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

     Asset-backed securities may involve certain risks that are not presented by mortgage-backed securities. These risks arise primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

     Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could cause a Fund to experience difficulty in valuing or liquidating such securities.

Hedging Instruments

     Each of the Funds may engage in options, futures and options on futures transactions that constitute bona fide hedging or other permissible risk management transactions. The Funds may use futures transactions for several reasons, including: (i) hedging unrealized portfolio gains; (ii) minimizing adverse principal fluctuations in a Fund's debt and fixed-income securities; or
(iii) as a means of adjusting exposure to various markets. The Funds will deal only in exchange-traded futures contracts and in exchange-traded or over-the-counter securities options.

     Generally, the Funds may engage in a futures contract or options transactions if the initial margin deposits and premiums paid for unexpired options do not exceed 5% of a Fund's total assets. In addition, each Fund will commit no more than 5% of its net assets to futures contracts and options or more than 5% of its net assets to cover its obligations with respect to futures contracts and options.

     Futures Contracts. When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before the delivery date if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if the Fund had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its future position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

     Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a Futures Commission Merchant ("FCM"), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Funds' investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

     Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Each Fund may purchase options on futures contracts as well as options on securities and stock indices. Each of the Funds may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises the option, it completes the sale of the underlying instrument at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     Stock Index Options. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Index, or a narrower market index, such as the Standard & Poor's 100. Indexes also may be based on an industry or market segment, such the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

     Writing Call and Put Options. When a Fund writes a call option, it receives a premium and agrees to sell the related investments to a purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price. When writing an option on a futures contract, a Fund will be required to make margin payments to an FCM as described above for futures contracts.

     To terminate its obligations on a call which it has written, a Fund may purchase a call in a "closing purchase transaction". (As discussed above, the Funds may also purchase calls other than as part of such closing transactions.) A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the premium received. Any such profits are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income.

     Generally writing calls is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of a premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Funds may only write covered puts. For a put to be covered, a Fund must maintain cash or liquid assets equal to the option price. A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised because the Fund retains the premium received. Any such profits are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income.

     Combined Option Positions. The Funds may purchase and write options (subject to the limitations discussed above) in combination with each other to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.

Because combined options involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the applicable Fund's current or anticipated investments. Each of the Funds may invest in options and futures contracts based on securities which differ from the securities in which it typically invests. This involves a risk that the options or futures position will not track the performance of the Fund's investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the applicable Fund's investments well. Options and future prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. Each of the Funds may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the applicable Funds' options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. Successful use of these techniques requires skills different from those needed to select portfolio securities.

     Liquidity of Options and Futures Contracts. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired.

     Asset Coverage for Futures and Option Positions. Each of the Funds will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will maintain cash or liquid securities with its custodian in the amount prescribed. Securities so maintained cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that such maintenance of a portion of a Fund's assets could impede portfolio management or such Fund's ability to meet redemption requests or other current obligations.

     Special Risks of Hedging and Income Enhancement Strategies. Participation in the options or futures markets involves investment risks and transactions costs to which a Fund would not be subject absent the use of these strategies. In particular, the loss from investing in futures contracts is potentially unlimited. If the Adviser's prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of futures contracts and options on futures contracts include: (1) dependence on the Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (4) the possible absence of a liquid secondary market for any particular instrument at any time.

Depository Receipts

     Each of the Funds may invest in American Depository Receipts ("ADRs"). ADR facilities may be either "sponsored" or "unsponsored". While similar, distinctions exist relating to the rights and duties of ADR holders and market practices. A depository may establish an unsponsored facility without the participation by or consent of the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested. Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees. The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or to pass through voting rights. Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may be not be a correlation between such information and the market value of the ADR. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instruments and other communications. Each of the Funds may invest in sponsored and unsponsored ADRs.

     In addition to ADRs, each of the Funds may hold foreign securities in the form of American Depository Shares ("ADSs"), Global Depository Receipts ("GDRs") and European Depository Receipts ("EDRs"), or other securities convertible into foreign securities. These receipts may not be denominated in the same currency as the underlying securities. Generally, American banks or trust companies issue ADRs and ADSs, which evidence ownership of underlying foreign securities. GDRs represent global offerings where an issuer issues two securities simultaneously in two markets, usually publicly in a non-U.S. market and privately in the U.S. market. EDRs (sometimes called Continental Depository Receipts ("CDRs")) are similar to ADRs, but usually issued in Europe. Typically issued by foreign banks or trust companies, EDRs and CDRs evidence ownership of foreign securities. Generally, ADRs and ADSs in registered form trade in the U.S. securities markets, GDRs in the U.S. and European markets, and EDRs and CDRs (in bearer form) in European markets.

Portfolio Turnover

     Generally, the Funds do not purchase securities with the intent of turning them over rapidly. However, the Adviser will continuously monitor each Fund's investments and adjust the portfolio whenever the Adviser believes it is in the best interest of the Fund to do so. Fund turnover may increase as a result of large amounts of purchases and redemptions of shares of a Fund due to economic, market or other factors that are not within the control of the Fund's management.

     Portfolio turnover measures the amount of trading that occurs in a Fund's portfolio during the year. A 100% turnover rate, for example, means that on average, every security in the portfolio has been replaced once during the year. Funds with higher turnover rates often have higher transaction costs (e.g. brokerage commissions, portfolio trading costs), which are paid by the Funds, and may generate short-term capital gains. Distributions to shareholders of realized gains, to the extent they consist of net short-term capital gains, will be considered ordinary income for tax purposes. The turnover rate for the Funds may vary from year to year. However, the Adviser expects that under normal market conditions, the annual portfolio turnover rate for each of the Funds will not exceed 100%. The annual portfolio turnover rate for each of the Fixed Income Fund and the Small Cap Value Fund exceeded 100% during the fiscal year ended October 31, 2001 primarily because of the increased volatility of the markets with respect to the Fixed Income Fund and greater than normal profit taking with respect to the Small Cap Value Fund.

Borrowing

     The Funds may borrow money, but only from banks and only for temporary or emergency purposes. Each Fund may borrow up to 10% of its net assets. However, they must repay any amount borrowed before buying additional securities. If the securities held by a Fund decline in value while borrowings are outstanding, the net asset value of the Fund's outstanding shares may also lose value.

Reverse Repurchase Agreements

     The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells securities with the understanding that it will buy them back within a particular time at a specified price.

     Reverse repurchase agreements involve certain risks, including the chance that the market value of the securities sold may decline below the price of the securities the Fund is obligated to repurchase. They are also subject to the risk that the securities may not be returned to the Fund.

     To manage risk, a Fund will maintain with its custodian cash or liquid securities having a value at least equal to the repurchase price of the securities sold, less the value of the collateral securing the reverse repurchase agreement.

When-Issued and Delayed-Delivery Securities

     To ensure the availability of suitable securities for their portfolios, the Funds may buy when-issued or delayed-delivery securities. The Funds intend to purchase the securities with the expectation of acquiring the underlying securities when delivered. However, a Fund may sell when-issued securities before the settlement date when the Adviser believes it is in the best interests of a Fund to do so. Unless a Fund has entered into an offsetting agreement to sell the securities, it must maintain with the Fund's custodian cash or liquid assets equal to the amount of the Fund's commitment.

     When-issued and delayed-delivery securities represent securities that have been authorized but not yet issued. The price of when-issued and delayed-delivery securities is fixed at the time a commitment to purchase is made, but delivery and payment take place at a later date. As a result, they are subject to certain risks, including the chance that these securities may fall in value by the time they are actually issued or delivered. New issues of stocks and bonds, stocks that have split and Treasury securities are examples of securities that are traded on a when-issued or delayed-delivery basis.

Government Obligations

     Each of the Funds may invest in a variety of U.S. Treasury obligations, including bills, notes and bonds. These obligations differ only in terms of their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

     Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; and others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality that issues them. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

Warrants

     Each of the equity Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price for a specified period of time. Like options, warrants involve certain risks, including the chance that a Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. Warrants also involve the risk that the effective price paid for the warrant when added to the subscription price of the related security may be greater than the value of the subscribed security's market price. To manage risk, no more than 5% of each equity Fund's net assets, valued at the time of investment, will be invested in warrants.

Classification of Foreign Markets

     Foreign markets are often classified as mature or emerging. The countries in which the Funds may invest are classified below. The Funds also may invest in additional countries when such investments are consistent with the Fund's objective and policies.

     Mature: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States.

     Emerging:         Argentina, Brazil, Chile, China, Czech
                       Republic, Ecuador, Greece, Hungary, India,
                       Indonesia, Jamaica, Kenya, Israel, Jordan,
                       Malaysia,

                       Mexico, Morocco, Nigeria,
                       Pakistan, People's Republic of China, Peru,
                       Philippines, Poland, South Africa, South
                       Korea, Sri Lanka, Taiwan, Thailand, Turkey,
                       Uruguay, Venezuela and Vietnam.

Foreign Currency Transactions

     To manage the currency risk accompanying investments in foreign securities and to facilitate the purchase and sale of foreign securities, the Funds may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date ("forward foreign currency" contracts or "forward" contracts).

     A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

     When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of a fixed amount of U.S. dollars equal to the amount of foreign currency involved in the underlying security transaction, the Fund can protect itself against a possible loss, resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which the payment is made or received.

     When the Adviser believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell a fixed amount of the foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. Under normal circumstances, the Adviser considers the long-term prospects for a particular currency and incorporate the prospects into its overall long-term diversification strategies. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

     At the maturity of a forward contract, a Fund may either sell the portfolio securities and make delivery of the foreign currency, or it may retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of foreign currency.

     If a Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a forward contract to sell the foreign currency. Should forward prices decline during the period when the Fund entered into the forward contract for the sale of a foreign currency and the date it entered into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     Shareholders should note that: (1) foreign currency hedge transactions do not protect against or eliminate fluctuations in the prices of particular portfolio securities (i.e., if the price of such securities declines due to an issuer's deteriorating credit situation); and (2) it is impossible to forecast with precision the market value of securities at the expiration of a forward contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of a Fund's securities is less than the amount of the foreign currency upon expiration of the contract. Conversely, a Fund may have to sell some of its foreign currency received upon the sale of a portfolio security if the market value of the Fund's securities exceed the amount of foreign currency the Fund is obligated to deliver. A Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above.

     Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     Each of the Funds may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the respective Fund's investments. A currency hedge, for example, should protect a Yen-dominated security from a decline in the Yen, but will not protect a particular Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments change in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time.

                    DIRECTORS AND OFFICERS OF THE CORPORATION

Management Information


     As a Maryland corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors. Certain important information regarding each of the officers and directors of the Corporation (including their principal occupations for at least the last five years) is set forth below. The Funds form a "Fund Complex" as defined in the Act and are the only funds in the Fund Complex. Each of the directors is a director for all of the Funds.


Name, Address, and Age          Position(s)   Term of Office      Principal Occupation(s) During      Other
----------------------          Held with     and Length of       Past 5 Years                        Directorships
                                Fund          Time Served         ------------                        Held by Director
                                ----          -----------                                             ----------------
"Disinterested Persons" of the Funds


JoAnne Brandes                  Director      Indefinite, until   Ms. Brandes has been Senior         Alternative
Age:  49                                      successor elected   Vice-President, General Counsel     Resources
Address:                                                          and Secretary of S.C. Johnson       Corporation
8310 16th Street                              5 years             Commercial Markets, Inc. since
P.O. Box 902                                                      October 1997.  Prior to that        Bright  Horizons
Sturtevant, WI  53177                                             time, Ms. Brandes served in         Family
                                                                  various capacities as an officer    Solutions, Inc.
                                                                  of S.C. Johnson & Son, Inc. since
                                                                  1992.

Richard Bibler                  Director      Indefinite, until   Mr. Bibler has been owner of        None
Age:  70                                      successor elected   Rudolph Stone Associates, LLC
Address:                                                          (formerly Rudolph Stone
Suite 104                                     5 years             Associates), a financial
500 West Brown Deer Rd.                                           consulting firm, since prior
Milwaukee, WI  53217                                              to 1990.

F. Gregory Campbell             Director      Indefinite, until   Dr. Campbell has been President     AAL Mutual
Age: 63                                       successor           of Carthage College since 1987.     Funds
Address: c/o Carthage                         elected
College
2001 Alford Drive                             5 years
Kenosha, WI  53104

Gerald Konz                     Director      Indefinite, until   Mr. Konz is an independent          None
Age:  70                                      successor elected   consultant.  Mr. Konz was Vice
Address:  c/o S.C. Johnson &                                      President and Tax Counsel and
Son, Inc.                                     5 years             Chairman of the pension and
1525 Howe Street                                                  savings plan investment
Racine, WI  53403                                                 committees of S.C. Johnson & Son,
                                                                  Inc. from 1982 until 1997.

Name, Address, and Age          Position(s)   Term of Office      Principal Occupation(s) During      Other
----------------------          Held with     and Length of       Past 5 Years                        Directorships
                                Fund          Time Served         ------------                        Held by Director
                                ----          -----------                                             ----------------
George A. Nelson                Director      Indefinite, until   Mr. Nelson has been Executive       None
Age:  64                                      successor elected   Vice President of Evening
Address:                                                          Telegram, Inc. since 1982.
7025 Raymond Road                             5 years
Madison, WI  53719


"Interested Persons" (as defined in the Act) of the Funds:


Wendell Perkins*               Director       Indefinite, until   Mr. Perkins has been Senior Vice    None
Age:  39                                      successor elected   President of the Adviser since
Address:  c/o Johnson Asset                                       1994.
Management, Inc.                              5 years
555 Main Street
Racine, WI  53403

Colette Wallner                President      One year term       Ms. Wallner has been an Executive   None
Age:  46                                                          Vice President of Johnson
Address:  c/o Johnson Asset                   2 year              Financial Group, Inc. since
Management, Inc.                                                  February, 1999 and President of
555 Main Street                                                   the Adviser since November,
Racine, WI  53403                                                 2001.  For over 20 years prior to
                                                                  joining Johnson Financial Group,
                                                                  Inc., Ms. Wallner was an officer
                                                                  of Associated Banc-Corp., most
                                                                  recently serving as Senior Vice
                                                                  President.

Mark Behrens                   Treasurer      One year term       Mr. Behrens is Senior Vice          None
Age:  42                                                          President of Johnson Financial
Address: c/o Johnson Asset                    3 years             Group, Inc. and has been employed
Management, Inc.                                                  by such firm in various
555 Main Street                                                   capacities since 1985.
Racine, WI  53403
------------------------------
* Mr. Perkins is an interested director because he is an employee of the Adviser.

     The Corporation's Board of Directors has no committees. The Corporation's standard method of compensating directors is to pay each director who is not an officer of the Corporation an annual fee of $5,000 and a fee of $500 for each meeting of the Board of Directors attended. Mr. Bibler has a line of credit in the amount of $2.5 million with Johnson Bank, on ordinary commercial terms. Johnson Bank is an affiliate of the Funds.


     The table below sets forth the compensation paid by the Corporation to each of the directors of the Corporation during the fiscal year ended October 31, 2002:

                                                                                                     Total
                                                        Pension or                                Compensation
     Compensation Table            Aggregate       Retirement Benefits     Estimated Annual     from Corporation
          Name of                Compensation       Accrued as Part of       Benefits Upon      and Fund Complex*
           Person              from Corporation        Fund Expenses          Retirement        Paid to Directors
           ------              ----------------        -------------          ----------        -----------------

Disinterested Persons of the Funds
JoAnne Brandes                      $7,000                  $0                    $0                  $7,000

Richard Bibler                       6,500                   0                     0                   6,500

F. Gregory Campbell                  6,500                   0                     0                   6,500

Gerald Konz                          6,500                   0                     0                   6,500


George Nelson                        7,000                   0                     0                   7,000

Interested Person of the Funds

Wendell Perkins                        0                     0                     0                    0


________________________
*The Funds are the only funds in the Fund Complex.


     The Corporation and the Adviser have adopted separate codes of ethics pursuant to Rule 17j-1 under the Act. Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund.

Investment Advisory Agreements


     In approving the continuation of the existing investment advisory agreements for each of the Funds, the Board of Directors considered a number of factors including, but not limited to, the following:


     o    the performance of the Funds

     o    each Fund's expense ratio

     o    the nature and the quality of the services offered by the Adviser

     o    the reasonableness of the compensation payable to the Adviser

     o    the Adviser's personnel.


     Based upon its review, the Board of Directors determined that the Adviser had the capabilities, resources and personnel necessary to continue to manage the Funds effectively. Further, the Board of Directors determined that based on the services the Adviser was required to render under the investment advisory agreements, that the compensation to be paid to the Adviser was fair and reasonable. Finally, the Board of Directors concluded that it would be in the best interests of each of the Funds to continue the investment advisory agreements with the Adviser.


     The benefits derived by the Adviser from soft dollar arrangements are described under the caption "Allocation of Portfolio Brokerage." None of the directors who are Disinterested Persons, or any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

               OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS


     As of January 31, 2003, the officers and directors of the Corporation owned less than 1% of the outstanding securities of each Fund. Set forth below are the names and addresses of all holders of each of the Funds' shares who as of January 31, 2003 owned of record or to the knowledge of the Funds, beneficially owned more than 5% of a Funds' then outstanding shares.

                                      Large Cap              Small Cap                                     International
                                     Value Fund              Value Fund          Fixed Income Fund          Value Fund
                                  No. of    Percent       No. of    Percent     No. of      Percent      No. of    Percent
                                  Shares   of Class       Shares    of Class    Shares      of Class     Shares    of Class
                                  ------   --------       ------    --------    ------      --------     ------    --------
Johnson Trust Company            6,830,239   96.75%     5,364,016    82.99%   7,180,995      98.09%     2,236,162   95.77%
555 Main Street
Racine, WI 53403

Charles Schwab & Co, Inc.                                483,511      7.48%
Special Custody Account for
the Benefit of Customers
Attention:  Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

     By virtue of its stock ownership, Johnson Trust Company, as a fiduciary for its clients, is deemed to "control," as that term is defined in the Act, each of the Funds and the Corporation. The shares owned by Charles Schwab & Co., Inc. were owned of record only.

     The following table sets forth the dollar range of shares of the Funds beneficially owned by each director of the Corporation as of December 31, 2002:

    Name of Director       Dollar Range of     Dollar Range of    Dollar Range of     Dollar Range of   Aggregate Dollar
    ----------------        Shares of the       Shares of the      Shares of the       Shares of the     Range of Shares
                            Fixed Income       Large Cap Value    Small Cap Value      International         in all
                                Fund                Fund                Fund            Value Fund           Funds *
                                ----                ----                ----            ----------           -----
Disinterested Persons
JoAnne Brandes                   None               None                None               None               None

Richard Bibler                   None               None           Over $100,000      Over $100,000      Over $100,000

F. Gregory Campbell              None               None                None               None               None

Gerald Konz                      None               None                None               None               None

George Nelson                    None               None                None               None               None

Interested Persons

Wendell Perkins                  None            $1-$10,000          $1-$10,000         $1-$10,000         $1-$10,000
-------------------------
* The Funds form a "Family of Investment Companies" as defined in the Act and are the only funds in the Family of Investment Companies.


                  INVESTMENT ADVISER, ADMINISTRATOR, CUSTODIAN
                               AND TRANSFER AGENT


     The investment adviser to the Funds is Johnson Asset Management, Inc. (the "Adviser"). Pursuant to the investment advisory agreements entered into between the Corporation and the Adviser with respect to each of the Funds (the "Advisory Agreements"), the Adviser manages the investment and reinvestment of each Fund's assets; provides the Funds with personnel, facilities and management services; and supervises each Fund's daily business affairs. The Adviser formulates and implements a continuous investment program for the Funds consistent with each Fund's investment objective, policies and restrictions. The Adviser provides office space as well as executive and other personnel to the Funds. For its services to the Funds, the Adviser receives a monthly fee (before fee waivers as explained below) based on the average daily net assets of each Fund at the annual rate of 0.45% for the Fixed Income Fund, 0.75% for the Large Cap Value Fund, 0.75% for the Small Cap Value Fund and 0.90% for the International Value Fund. The Adviser is a wholly-owned subsidiary of Johnson Financial Group, Inc., a Wisconsin corporation. Johnson Financial Group, Inc. is a financial services holding company. Samuel C. Johnson controls the Adviser by virtue of his status as trustee of the Johnson Financial Group, Inc. Voting Trust, which holds 55% of the outstanding shares of Johnson Financial Group, Inc. The Adviser's executive officers include Colette Wallner, President, Wendell Perkins, Senior Vice President and Secretary, Michael A. Petersen, Vice President, and Margaret McKay, Vice President.


     Pursuant to the Advisory Agreements, the Adviser has undertaken to reimburse each of the Funds to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed 2.5% of the average daily net assets of a Fund (1.5% for the Intermediate Fixed Income Fund) for such year, as determined by valuations made as of the close of each business day of the year. Other expenses borne by the Funds include: legal, auditing and accounting expenses; insurance premiums; governmental fees; expenses of issuing and redeeming shares; organizational expenses; expenses of registering or qualifying shares for sale; postage and printing for reports and notices to shareholders; fees and disbursements of the Funds' custodian and transfer agent; fees and disbursements pursuant to the Service and Distribution Plan; and membership fees of industry associations. Additionally, for the fiscal years ended October 31, 2000, October 31, 2001 and October 30, 2002, the Adviser reimbursed each Fund for annual operating expenses in excess of the percentage of its average net assets for such period or year set forth below.


               Fund                                        Expense Limitation
               ----                                        ------------------

    Intermediate Fixed Income Fund                               0.85%

    Large Cap Value Fund                                         1.45%

    Small Cap Value Fund                                         1.50%

    International Value Fund                                     1.85%

     The Funds monitor their expense ratio on a monthly basis. If the accrued amount of the expenses of a Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit.


     For services by the Adviser under the Advisory Agreements for the fiscal year ended October 31, 2000, the Funds incurred advisory fees payable to the Adviser of $312,618 for the Large Cap Value Fund, $245,731 for the Small Cap Value Fund, $269,050 for the Fixed Income Fund and $259,037 for the International Value Fund. For the fiscal year ended October 31, 2000, the Adviser made reimbursements for excess expenses of $134,663 to the Fixed Income Fund and $2,124 to the International Value Fund. For services by the Adviser under the Advisory Agreements for the fiscal year ended October 31, 2001, the Funds incurred advisory fees payable to the Adviser of $356,164 for the Large Cap Value Fund, $337,963 for the Small Cap Value Fund, $300,444 for the Fixed Income Fund and $282,201 for the International Value Fund. For the fiscal year ended October 31, 2001, the Adviser made reimbursements for excess expenses of $95,436 to the Fixed Income Fund and $1,467 to the International Value Fund. For services by the Adviser under the Advisory Agreements for the fiscal year ended October 31, 2002, the Funds incurred advisory fees payable to the Adviser of $396,404 for the Large Cap Value Fund, $514,088 for the Small Cap Value Fund, $338,511 for the Fixed Income Fund and $344,574 for the International Value Fund. For the fiscal year ended October 31, 2002, the Adviser made reimbursements for excess expenses of $15,365 to the Fixed Income Fund.


     Each Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation or by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of the majority of the applicable Fund's shareholders on sixty (60) days' written notice to the Adviser, and by the Adviser on the same notice to the Corporation, and that it shall be automatically terminated if it is assigned.

     Each Advisory Agreement provides that the Adviser shall not be liable to the Corporation or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. Each Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.


     The administrator to the Funds is SEI Investments Global Funds Services (formerly SEI Investments Mutual Funds Services), 530 East Swedesford Road, Wayne, PA 19087 ("SIGFS"). SIGFS provides various administrative and fund accounting services to the Funds, including calculating each Fund's net asset value, pursuant to an Administration Agreement (the "SIGFS Administration Agreement") with the Corporation on behalf of the Funds. For its services under the SIGFS Administration Agreement, SIGFS receives from the Funds a fee, computed daily and paid monthly, based on the Funds' aggregate net assets, according to the following schedule, but subject to a combined annual minimum fee for all four Funds of $300,000:


          Annual Rate                     Aggregate Net Assets
          -----------                     --------------------

             0.18%                         First $250,000,000

             0.12%                         Next $250,000,000

             0.10%                         Over $500,000,000


The SIGFS Administration Agreement will remain in effect until October 31, 2004. During the fiscal years ended October 31, 2002 and 2001 each of the Funds incurred fees payable to SIGFS pursuant to the SIGFS Administration Agreement of $105,502 and $85,885, respectively.

     Prior to November 1, 2000, the administrator to the Funds was Sunstone Financial Group, Inc. ("Sunstone"). Sunstone provided administrative and fund accounting services to the Funds, similar to those being provided by SIGFS, pursuant to an Administration and Fund Accounting Agreement with the Corporation on behalf of the Funds (the "Sunstone Administration Agreement"). Pursuant to the Sunstone Administration Agreement, Sunstone received from each Fund a fee, computed daily and paid monthly, based on each Fund's average net assets at the annual rate of 0.20%, subject to a combined annual minimum for all four Funds of $206,000.

     For the fiscal year ended October 31, 2000, the Funds paid Sunstone the following amounts pursuant to the Sunstone Administration Agreement:

                                           November 1, 1999
                                               through
                Fund                       October 31, 2000
                ----                       ----------------

          Large Cap Value Fund                $ 83,365
          Small Cap Value Fund                $ 65,528
          Fixed Income Fund                   $ 119,578

                                           November 1, 1999
                                               through
                Fund                       October 31, 2000
                ----                       ----------------

          International Value Fund            $ 57,564

     State Street Bank and Trust Company (f/k/a Investors Fiduciary Trust Company), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian of the Corporation's assets pursuant to a Custody Agreement. Under the Custody Agreement, State Street Bank and Trust Company has agreed to (i) maintain separate accounts in the name of the Funds, (ii) make receipts and disbursements of money on behalf of each of the Funds, (iii) collect and receive all income and other payments and distributions on account of each of the Fund's portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties; and (v) make periodic reports to the Funds concerning the Funds' operations. State Street Bank and Trust Company does not exercise any supervisory function over the purchase and sale of securities.


     Forum Shareholder Services, LLC, Two Portland Square, Portland, Maine 04101 ("Forum"), serves as transfer agent and dividend paying agent for the Funds under a Transfer Agency and Services Agreement between it and the Corporation. As transfer agent and dividend paying agent, Forum has agreed to (i) issue and redeem shares of the Funds, (ii) make dividend and other distributions to shareholders of the Funds, (iii) respond to correspondence by Fund shareholders and others relating to its duties; (iv) maintain shareholder accounts, and (v) make periodic reports to the Funds.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of each of the Funds will be determined as of the close of regular trading (3:00 P.M. Central Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. Each Fund's net asset value is equal to the quotient obtained by dividing the value of its net assets (its assets less its liabilities) by the number of shares outstanding.

     Common stocks and securities sold short that are listed on any national stock exchange or quoted on the Nasdaq Stock Market will be valued at the last sale price on the date the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Common stocks which are listed on any national stock exchange or the Nasdaq Stock Market but which are not traded on the valuation date are valued at the most recent bid price. Securities sold short which are listed on any national stock exchange or the Nasdaq Stock Market but which are not traded on the valuation date are valued at the most recent asked price. Unlisted equity securities for which market quotations are readily available will be valued at the most recent bid price. Options purchased or written by the Funds are valued at the average of the current bid and asked prices. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. A settlement price may not be changed if the market makes a limit move in which event the futures contract will be valued at its fair market value as determined by the Adviser in accordance with procedures approved by the Board of Directors. Debt securities are valued at the latest bid prices furnished by independent pricing services. Pricing services may determine valuations based upon normal, institutional-size trading units of such securities using market transactions for comparable securities and various relationships between securities generally recognized by institutional traders. Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Board of Directors. Short-term debt instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

     The Funds price foreign securities in terms of U.S. dollars at the official exchange rate. Alternatively, they may price these securities at the average of the current bid and asked price of such currencies against the dollar last quoted by a major bank that is a regular participant in the foreign exchange market, or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If the Funds do not have either of these alternatives available to them or the alternatives do not provide a suitable method for converting a foreign currency into U.S. dollars, the Board of Directors in good faith will establish a conversion rate for such currency.

     Generally, U.S. government securities and other fixed income securities complete trading at various times prior to the close of the New York Stock Exchange. For purposes of computing net asset value, the Funds use the market value of such securities as of the time their trading day ends. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange, which events will not be reflected in the computation of a Fund's net asset value. It is currently the policy of the Funds that events affecting the valuation of Fund securities between such times and the close of the New York Stock Exchange, if material, may be reflected in such net asset value.

     Foreign securities trading may not take place on all days when the New York Stock Exchange is open, or may take place on Saturdays and other days when New York Stock Exchange is not open and a Fund's net asset value is not calculated. When determining net asset value, the Funds value foreign securities primarily listed and/or traded in foreign markets at their market value as of the close of the last primary market where the securities traded. Securities trading in European countries and Pacific Rim countries is normally completed well before 3:00 P.M. Central Time. It is currently the policy of the Funds that events affecting the valuation of Fund securities occurring between the time its net asset value is determined and the close of the New York Stock Exchange, if material, may be reflected in such net asset value.

     Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that the Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

                             PERFORMANCE INFORMATION

     Any total rate of return quotation for a Fund will be for a period of three or more months and will assume the reinvestment of all dividends and capital gains distributions which were made by the Fund during that period. Any period total rate of return quotation of a Fund will be calculated by dividing the net change in value of a hypothetical shareholder account established by an initial payment of $1,000 at the beginning of the period by 1,000. The net change in the value of a shareholder account is determined by subtracting $1,000 from the product obtained by multiplying the net asset value per share at the end of the period by the sum obtained by adding (A) the number of shares purchased at the beginning of the period plus (B) the number of shares purchased during the period with reinvested dividends and distributions. Any average annual compounded total rate of return quotation of a Fund will be calculated by dividing the redeemable value at the end of the period (i.e., the product referred to in the preceding sentence) by $1,000. A root equal to the period, measured in years, in question is then determined and 1 is subtracted from such root to determine the average annual compounded total rate of return.

     The foregoing computation may also be expressed by the following formula:

                                P(1 + T)n = ERV

     P        =     a hypothetical initial payment of $1,000
     T        =     average annual total return
     n        =     number of years
     ERV      =     ending redeemable value of a hypothetical
                    $1,000 payment made at the beginning of the stated periods at the end of the stated periods

     The calculations of average annual total return and total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV") is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.


     For the one-year period ended October 31, 2002 and for the period from March 31, 1998 (commencement of operations) through October 31, 2002, the average annual compounded rates of return were -13.64% and -2.53%, respectively, for the Large Cap Value Fund, -10.09% and 1.02%, respectively, for the Small Cap Value Fund, 2.76% and 5.56%, respectively, for the Fixed Income Fund, and -5.05% and -2.79%, respectively, for the International Value Fund.


     Any average annual compounded rate of return (after taxes on distributions) will be calculated in accordance with the following formula:

                                P(1+T)n = ATVD

     P        =     a hypothetical initial investment of $1,000

     T        =     average annual total return (after taxes on distributions)

     n        =     number of years

     ATVD     =     ending value of a hypothetical $1,000
                    payment made at the beginning of the stated periods at the end of the stated periods after taxes on distributions but not after taxes on redemptions

     This calculation assumes the reinvestment of all dividends and capital gains distributions (less the taxes due on such dividends and distributions) on the reinvestment dates during the period. Generally the calculation assumes the highest individual marginal federal income tax rates in effect on the reinvestment date in determining the taxes due on dividends and distributions and disregards any potential tax liabilities other than federal tax liabilities. The ending redeemable value (variable ATVD) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.


     For the one year period ended October 31, 2002 and for the period from March 31, 1998 (commencement of operations) through October 31, 2002, the average annual compounded rates of return (after taxes on distributions) were -14.29% and -3.70%, respectively, for the Large Cap Value Fund, -13.61% and -0.01%, respectively, for the Small Cap Value Fund, 0.91% and 3.32%, respectively, for the Fixed Income Fund, and -5.00% and -3.24%, respectively, for the International Value Fund.


     Any average annual compounded rate of return (after taxes on distributions and redemption) will be calculated in accordance with the following formula:

                                P(1+T)n = ATVDR

     P        =     a hypothetical initial investment of $1,000

     T        =     average annual total return (after taxes on distributions
                    and redemption)

     n        =     number of years

     ATVDR    =     ending value of a hypothetical $1,000
                    payment made at the beginning of the stated periods at the end of the stated periods after taxes on fund distributions and redemption

     This calculation assumes the reinvestment of all dividends and capital gains distributions (less the taxes due on such dividends and distributions) on the reinvestment dates during the period. Generally the calculation assumes the highest individual marginal federal income tax rates in effect on the reinvestment date in determining the taxes due on dividends and distributions and disregards any potential tax liabilities other than federal tax liabilities. The ending redeemable value (variable ATVDR) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations as well as by subtracting capital gains taxes resulting from the investment and adding the tax benefit from capital losses resulting from the redemption. Generally the calculation assumes the highest federal individual capital gains tax rates for gains of the appropriate character in effect on the redemption date in accordance with the federal tax law applicable on the redemption date and separately tracks the basis and holding period for the initial investment and each subsequent purchase through reinvested dividends and distributions.

     For the one year period ended October 31, 2002 and for the period from March 31, 1998 (commencement of operations) through October 31, 2002, the average annual compounded rates of return (after taxes on distributions and redemptions) were -8.00% and -2.06%, respectively, for the Large Cap Value Fund, -5.26% and 0.51%, respectively, for the Small Cap Value Fund, 1.66% and 3.31%, respectively, for the Fixed Income Fund, and -2.86% and -2.25%, respectively, for the International Value Fund.


     The current yield for the Fixed Income Fund is based on a 30-day (or one-month) period and is computed by dividing the net investment income per share earned during the period by the net asset value per share on the last day of the period, according to the following formula:

                                    a-b     6
                           YIELD=2[(--- + 1)  - 1]
                                    cd

     Where:        a   =   interest earned during the period.

                   b   =   expenses accrued for the period (net of
                           reimbursements).

                   c   =   the average daily number of shares
                           outstanding during the period that were
                           entitled to receive dividends.

                   d   =   the net asset value per share on the last day of
                           the period.


     The Fixed Income Fund's SEC 30-day yield for the period from October 1, 2002 through October 31, 2002 was 4.60%. Absent fee waivers, the yield would have been 4.60%. Each of the Funds may compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as reported by Morningstar, Inc. and Lipper Analytical Services, Inc.; Money, Forbes, Business Week and Barron's magazines; and The Wall Street Journal. (Morningstar, Inc. and Lipper Analytical Services, Inc. are independent ranking services that each rank over 1,000 mutual funds based upon total return performance.) Each of the Funds may also compare its performance to the Dow Jones Industrials Average, Nasdaq Composite Index, Nasdaq Industrials Index, Value Line Composite Index, the S&P 500, S&P 400 Mid-Cap Growth Index, S&P Small Cap 600 Index, S&P BARRA Value Index, S&P BARRA Growth Index, Lehman Brothers Intermediate Government/Credit Bond Index, Russell 1000 Value Index, Russell 2000 Index, Russell 2000 Growth Index, Russell 2000 Value Index, MSCI World (ex. U.S.) Index, MSCI All Country World (ex. U.S.) Growth Index, MSCI World (ex. U.S.) Value Index and the Consumer Price Index. Such comparisons may be made in advertisements, shareholder reports or other communications to shareholders.


                             DISTRIBUTION OF SHARES

     The Corporation has adopted a Service and Distribution Plan pursuant to Rule 12b-1 under the Act (the "Plan") to use a portion of the Funds' assets to cover the costs of certain activities relating to the distribution of its shares to investors. The Corporation adopted the Plan in anticipation that the Funds will benefit from the Plan through increased sales of shares, thereby reducing the expense ratio of each of the Funds and providing the Adviser with greater flexibility in management. The Plan may be terminated with respect to any Fund at any time by a vote of the directors of the

Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the Fund. JoAnne Brandes, Richard Bibler, F. Gregory Campbell, Gerald Konz and George Nelson are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of a Fund provided for in the Plan requires approval of the shareholders of that Fund and the Board of Directors, including the Rule 12b-1 Directors.

     While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation. The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a Distributor, if any, or officers of the Corporation. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors.


     SEI Investments Distribution Co. ("SIDCO"), an affiliate of SIGFS, acts as principal underwriter of shares of the Funds. SIDCO distributes the shares on a "best efforts" basis (each of the Fund's shares are offered on a continuous basis). The Funds' Service and Distribution Plan (the "Plan") permits the Funds to reimburse its distributor for expenses incurred in distributing the Funds' shares to investors, which include expenses relating to: sales representative compensation; advertising preparation and distribution of sales literature and prospectuses to prospective investors; implementing and operating the Plan; and performing other promotional or administrative activities on behalf of the Funds. Pursuant to the Plan, the Funds may reimburse its distributor for overhead expenses incurred in distributing the Funds' shares. The Funds may not reimburse its distributor for expenses of past fiscal years or in contemplation of expenses for future fiscal years. The Funds may not use distribution fees paid by one Fund to finance the distribution of shares for another Fund.


     The Distributor may enter into agreements from time to time with broker-dealers ("Selected Dealers") providing for certain support and/or distribution services to their customers who are the beneficial owners of shares of the Funds. Under these agreements, shareowner support services may include assisting investors in processing purchase, exchange and redemption requests; processing dividend and distribution payments from the Funds; providing information periodically to customers showing their positions in shares of the Funds; and providing sub-accounting with respect to shares beneficially owned by customers or the information necessary for sub-accounting. Such entities may also provide assistance, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of shares. Under these agreements, the Distributor may pay fees at annual rates of up to 0.25% of the average daily net asset value of the shares covered by the agreement.

     During the fiscal year ended October 31, 2002, the Funds incurred distribution fees under the Plan of $132,235 for the Large Cap Value Fund, $171,593 for the Small Cap Value Fund, $94,360 for the Fixed Income Fund and $95,844 for the International Value Fund. These fees were allocated to the following activities:



                                       Large Cap Value     Small Cap Value   Fixed Income Fund   International
                                             Fund               Fund                               Value Fund
Advertising                                $101,184           $137,673            $64,992            $67,451

Printing of Prospectuses                       $679               $838               $872               $467

Compensation to Selected Dealers            $27,490            $29,313            $24,579            $25,851

Fulfillment                                  $2,883             $3,768             $3,916             $2,075



                                 REDEMPTION FEE

     The Funds impose a 2% redemption fee on the value of shares redeemed less than 30 days after the date of purchase. The redemption fee will not apply to shares purchased through reinvested dividends (dividends and capital gains), shares held in retirement plans and shares redeemed through designated systematic withdrawal plans. The redemption fee is designed to discourage short-term trading and any proceeds of the fee will be credited to the assets of the Fund whose shares are being redeemed.

     In calculating whether a sale of Fund shares (including an exchange) is subject to a redemption fee, a shareholder's holdings will be viewed on a "first in/first out" basis. This means that, in determining whether any fee is due, the shareholder will be deemed to have sold the shares he or she acquired earliest. The fee will be calculated based on the current price of the shares as of the trade date of the sale or exchange.

                        ALLOCATION OF PORTFOLIO BROKERAGE

     Decisions to buy and sell securities for the Funds are made by the Adviser subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for a Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. Many of these transactions involve payment of a brokerage commission by a Fund. In some cases transactions are with firms who act as principal for their own accounts. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities and the broker's financial strength and stability). The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e. "markups" when the market maker sells a security and "markdowns" when the market maker purchases a security). In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. The Adviser, in allocating orders for the purchase and sale of the Funds' portfolio securities, is authorized to take into account the sale of Fund shares, if the Adviser believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified firms.

     In allocating brokerage business for a Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreements. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreements provide that the Adviser may cause a Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion.


     Brokerage commissions paid by the Funds for the fiscal years ended October 31, 2000, 2001 and 2002 totaled $69,767 on total transactions of $54,549,270,
$125,672 on total transactions of $73,208,810 and $108,864 on total transactions of $42,899,207, respectively, for the Large Cap Value Fund; $79,751 on total transactions of $59,356,551, $257,744 on total transactions of $85,684,389 $307,311 on total transactions of $77,608,198, respectively, for the Small Cap Value Fund; and $62,731 on total transactions of $32,992,344, $69,880 on total transactions of $26,896,204 and $74,594 on total transactions of $32,826,770, respectively, for the International Value Fund. The Fixed Income Fund did not pay brokerage commissions during the last three fiscal years. Substantially all of the commissions paid by the Funds were paid on transactions which were directed to brokers providing research services.


     The Adviser may have other clients for which it is making investment and order placement decisions similar to the Funds. When making simultaneous purchases or sales for the Funds and another client, if any, the Adviser's decisions could have a detrimental effect on the price or volume of the securities purchased or sold for the Funds. In other cases, simultaneous purchases or sales of securities for the Funds and other clients could provide the Funds with the ability to participate in volume transactions that may cost less per share or unit traded than smaller transactions.

                                      TAXES

General

     The Funds intend to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The discussion that follows is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their tax advisers for a complete review of the tax ramifications of an investment in the Funds.

     If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such that Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders in a Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on that Fund's net investment income or net realized gains in their individual capacities. Distributions to shareholders, whether from that Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of that Fund.

     Dividends from a Fund's net investment income, including short-term capital gains, are taxable to shareholders as ordinary income, while distributions of net capital gain are taxable as long-term capital gain regardless of the shareholder's holding period for the shares. Such dividends and distributions are taxable to shareholders whether received in cash or in additional shares. The 70% dividends-received deduction for corporations will apply to dividends from a Fund's net investment income, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the distribution of net investment company income taxable made by the Fund.

     Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of a Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.


     At October 31, 2002, the Funds had the accumulated net realized capital loss carryovers set forth below. To the extent a Fund realizes future net capital gains, taxable distributions to shareholders will be offset by any unused capital loss carryover.

-------------------------------------- ------------------ ------------------- ------------------ -------------------
Fund                                   Expires 2010       Expires 2009        Expires 2008       Total Capital
                                                                                                 Loss Carryover
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Intermediate Fixed Income Fund         $---               $---                $891,083           $891,083
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Large Cap Value Fund                   225,568            ---                 ---                225,568
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Small Cap Value Fund                   150,079            ---                 ---                150,079
-------------------------------------- ------------------ ------------------- ------------------ -------------------
International Value Fund               1,812,495          363,285                                2,175,780
-------------------------------------- ------------------ ------------------- ------------------ -------------------


     Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the shareholder's holding period for the shares. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

Rule 17a-7 Transactions

     The Funds have adopted procedures pursuant to Rule 17a-7 under the Act pursuant to which each of the Funds may effect a purchase and sale transaction with an affiliated person of the Funds (or an affiliated person of such an affiliated person) in which a Fund issues its shares in exchange for securities which are permitted investments for the Funds. For purposes of determining the number of shares to be issued, the securities to be exchanged will be valued in accordance with Rule 17a-7. Certain of the transactions may be tax-free with the result that the Funds acquire unrealized appreciation. Most Rule 17a-7 transactions will not be tax-free.

Taxation of Hedging Instruments

     If a call option written by a Fund expires, the amount of the premium received by the Fund for the option will be short-term capital gain. If a Fund enters into a closing transaction with respect to the option, any gain or loss realized by a Fund as a result of the transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by the Fund upon the sale of the underlying security or futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund's holding period for the underlying security or futures contract.

     With respect to call options purchased by a Fund, the Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by a Fund for the option will be added to the basis of the stock or futures contract so acquired.

     A Fund may purchase or write options on stock indexes. Options on "broadbased" stock indexes are generally classified as "nonequity options" under the Code. Gains and losses resulting from the expiration, exercise or closing of such nonequity options and on futures contracts will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter "blended gain or loss") for determining the character of distributions. In addition, nonequity options and futures contracts held by a Fund on the last day of a fiscal year will be treated as sold for market value ("marked to market") on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss. The realized gain or loss on the ultimate disposition of the option will be increased or decreased to take into consideration the prior marked to market gains and losses.

     The trading strategies of a Fund involving nonequity options on stock indexes may constitute "straddle" transactions. "Straddles" may affect the short-term or long-term holding period of such instruments for distributions characterization.

     A Fund may acquire put options. Under the Code, put options on stocks are taxed similar to short sales. If a Fund owns the underlying stock or acquires the underlying stock before closing the option position, the Straddle Rules may apply and the option positions may be subject to certain modified short sale rules. If a Fund exercises or allows a put option to expire, the Fund will be considered to have closed a short sale. A Fund will generally have a short-term gain or loss on the closing of an option position. The determination of the length of the holding period is dependent on the holding period of the stock used to exercise that put option. If a Fund sells the put option without exercising it, its holding period will be the holding period of the option.

Foreign Taxes

     Each of the Funds may be subject to foreign withholding taxes on income and gains derived from its investments outside the U.S. Such taxes would reduce the return on a Fund's investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of any taxable year consist of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign country income or withholding taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles, as paid by its shareholders. For any year that a Fund makes such an election, each of its shareholders will be required to include in his income (in addition to taxable dividends actually received) his allocable share of such taxes paid by the Fund and will be entitled, subject to certain limitations, to credit his portion of these foreign taxes against his U.S. federal income tax due, if any, or to deduct it (as an itemized deduction) from his U.S. taxable income, if any. Generally, credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income.

     If the pass through election described above is made, the source of a Fund's income flows through to its shareholders. Certain gains from the sale of securities and currency fluctuations will not be treated as foreign source taxable income. In addition, this foreign tax credit limitation must be applied separately to certain categories of foreign source income, one of which is foreign source "passive income." For this purpose, foreign "passive income" includes dividends, interest, capital gains and certain foreign currency gains. As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of the foreign tax paid by the Fund.

     The foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund does not make the pass through election described above, the foreign taxes it pays will reduce its income and distributions by the Fund will be treated as U.S. source income.

     Each shareholder will be notified within 60 days after the close of each Fund's taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate: (i) such shareholder's portion of the foreign taxes paid; and (ii) the portion of the Fund's dividends and distributions that represent income derived from foreign sources.

                              SHAREHOLDER MEETINGS

     The Maryland Business Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Act. The Corporation has adopted the appropriate provisions in its bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted upon by the shareholders under the Act.

     The Corporation's bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

     Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

     If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

     After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                CAPITAL STRUCTURE


     The Corporation's Articles of Incorporation permit the Board of Directors to issue 1,000,000,000 shares of common stock. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to designate or redesignate any unissued shares with respect to such series. Each series is a separate Fund. Shareholders are entitled: (1) to one vote per full share; (2) to such distributions as may be declared by the Corporation's Board of Directors out of funds legally available; and (3) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than 50% of the shares of the Corporation voting for the election of directors can elect the entire Board of Directors and in such event the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors. The shares are redeemable and are transferable. All shares issued and sold by the Fund will be fully paid and nonassessable. Fractional shares entitle the holder to the same rights as whole shares.

     As a general matter, shares are voted in the aggregate and not by class, except where class voting would be required by Maryland law or the Act (e.g., a change in investment policy or approval of an investment advisory agreement). All consideration received from the sale of shares of any Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities directly attributable to that Fund. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets. The net asset value of a share of any Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends may be paid on shares of any Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of the Funds, the holders of each Fund would be entitled, out of the assets of the Funds available for distribution, to the assets belonging to that Fund.

                        DESCRIPTION OF SECURITIES RATINGS

     Set forth below is a description of ratings used by three major nationally recognized statistical ratings organizations ("NRSROs") Standard & Poor's Corporation ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") and Duff & Phelps Credit Rating Co. ("Duff & Phelps"). NRSROs base their ratings on current information furnished by the issuer or obtained from other sources they consider reliable. NRSROs may change, suspend or withdraw their ratings due to changes in, unavailability of, such information or for other reasons.

Commercial Paper Ratings

     A Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for commercial paper in which the Funds may invest:

     "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determines to possess extremely strong safety characteristics are denoted "A-1+."

     "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

     Moody's commercial paper ratings are opinions of the ability of issues to repay punctually promissory obligations not having an original maturity in excess of nine months. The following summarizes the rating categories used by Moody's for commercial paper in which the Funds may invest:

     "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following capacities: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Long-Term Debt Ratings

Standard & Poor's Debt Ratings

     A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

     2.   Nature of and provisions of the obligation.

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

     AAA - Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest an repay principal is extremely strong.

     AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB - Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

     Debt rated "BB," "B," "CCC," "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristic, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     "BB" - Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-"rating.

     "B" - Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-"rating.

     "CCC" - Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest an repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

     "CC" - Debt rated "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

     "C" - Debt rated "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     "CI" - The rating "CI" is reserved for income bonds on which no interest is being paid.

     "D" - Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's Long-Term Debt Ratings

     "Aaa" - Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation or protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in "Aaa" securities.

     "A" - Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     "Baa" - Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba" - Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B" - Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa" - Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     "Ca" - Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     "C" - Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Duff & Phelps Rating Scale Definitions

     "AAA" - Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     "AA+", "AA", "AA-" - High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     "A+", "A", "A-" - Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     "BBB+", "BBB", "BBB-" - Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

     "BB+", "BB", "BB-" - Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

     "B+", "B", "B-" - Below investment grade and possessing risk that obligation might not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

     "CCC" - Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions and/or unfavorable company developments.

     "DD" - Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103 serves as the independent public accountants for the Corporation. The financial statements of the Funds for the fiscal year ended October 31, 2002 have been audited by KPMG LLP, the Funds' independent auditors, and have been incorporated herein by reference in reliance upon the authority of the report of KPMG LLP given by KPMG LLP as experts in accounting and auditing. Arthur Andersen LLP audited the Funds' financial statements for the fiscal years ended on or before October 31, 2001. The Funds have not filed a consent of Arthur Andersen LLP in reliance on Rule 437a under the Securities Act of 1933, as amended. Accordingly investors may not be able to recover against Arthur Andersen LLP under Section 11 of the Securities Act for any untrue statement of a material fact contained in the financial statements audited by Arthur Andersen LLP or for any omissions to state a material fact required to be stated in those financial statements.

                                     PART C

                                OTHER INFORMATION

Item 23.        Exhibits
                --------

     (a)(1)     Registrant's Articles of Incorporation, as amended(2)

     (a)(2)     Articles of Amendment(5)

     (b)        Registrant's Bylaws(2)

     (c)        None

     (d)(1) Investment Advisory Agreement with Johnson Asset Management, Inc. for JohnsonFamily Intermediate Fixed Income Fund(2)

     (d)(2) Investment Advisory Agreement with Johnson Asset Management, Inc. for JohnsonFamily Large Cap Equity Fund (now
                JohnsonFamily Large Cap Value Fund)(2)

     (d)(3) Investment Advisory Agreement with Johnson Asset Management, Inc. for JohnsonFamily Small Cap Equity Fund (now
                JohnsonFamily Small Cap Value Fund)(2)

     (d)(4) Investment Advisory Agreement with Johnson Asset Management, Inc. for JohnsonFamily International Equity Fund (now JohnsonFamily International Value Fund)(2)

     (e)        Distribution Agreement with SEI Investments Distribution
                Co.(5)

     (f)        None


     (g) Custody Agreement with Investors Fiduciary Trust Company (now State Street Bank and Trust Company)(2)

     (h)(1) Administration Agreement with SEI Investments Mutual Funds Services (now SEI Investments Global Funds Services)(5)


     (h)(2) Transfer Agency and Services Agreement with Forum Shareholder Services, LLC(5)

     (i)        Opinion of Foley & Lardner, counsel for Registrant


     (j)        Consent of KPMG LLP


     (k)        None

     (l)        Subscription Agreement(2)

     (m)(1)     Service and Distribution Plan(1)

     (m)(2)     Form of Dealer Agreement(3)

     (n)        None

     (p)(1)     Registrant's Code of Ethics(4)

     (p)(2)     Code of Ethics of Johnson Asset Management, Inc.(4)

_______________

(1) Previously filed as an exhibit to the Registration Statement and incorporated by reference thereto. The Registration Statement was filed on January 30, 1998 and its accession number is 0000897069-98-000025.

(2) Previously filed as an exhibit to Pre-Effective Amendment No. 1 to the Registration Statement and incorporated by reference thereto. Pre-Effective Amendment No. 1 was filed on March 26, 1998 and its accession number is 0000897069-98-000165.

(3) Previously filed as an exhibit to Post-Effective Amendment No. 2 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 2 was filed on June 30, 1999 and its accession number is 0000897069-99-000369.

(4) Previously filed as an exhibit to Post-Effective Amendment No. 3 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 3 was filed on February 29, 2000 and its accession number is 0000897069-00-000120.

(5) Previously filed as an exhibit to Post-Effective Amendment No. 4 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 4 was filed on February 26, 2001 and its accession number is 0000897069-01-000179.

Item 24.  Persons Controlled by or under Common Control with Registrant
          -------------------------------------------------------------


     Registrant is controlled by Johnson Trust Company by virtue of its owning at January 31, 2003, as a fiduciary for its clients, 96.75% of the outstanding shares of the JohnsonFamily Large Cap Value Fund, 82.99% of the outstanding shares of the JohnsonFamily Small Cap Value Fund, 98.09% of the outstanding shares of the JohnsonFamily Intermediate Fixed Income Fund, and 95.77% of the outstanding shares of the JohnsonFamily International Value Fund. Johnson Trust Company is controlled by Johnson Financial Group, Inc. which in turn is controlled by Samuel C. Johnson by virtue of his status as trustee of the Johnson International, Inc. Voting Trust which holds 55% of the outstanding shares of Johnson Financial Group, Inc. Johnson Financial Group, Inc. is a Wisconsin corporation and a financial services holding company. In addition to owning all or substantially all of the outstanding stock of the Johnson Bank and Banque Franck, S.A., Johnson Financial Group, Inc. owns all of the outstanding stock of Johnson Asset Management, Inc., a Wisconsin corporation. The Registrant does not control any person.


Item 25.  Indemnification
          ---------------


     Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted a bylaw respecting indemnification of its corporate representatives. The general effect of this bylaw may be to reduce the circumstances under which a director or officer may be required to bear the economic burden of their liabilities and expenses. The following bylaw is in full force and effect and has not been modified or cancelled:

                                   Article VII

                               GENERAL PROVISIONS

Section 7.     Indemnification.
               ---------------

     A. The corporation shall indemnify all of its corporate representatives against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

     B. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made: (i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

     C. The termination of any action, suit or proceeding by judgment, order, or settlement does not create a presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties and obligations involved in the conduct of his or her office. The termination of any action, suit or proceeding by conviction, or upon a plea of nolo contendere or its equivalent, or any entry of an order of probation prior to judgment, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

     D. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

     E. The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

     F. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

     G. "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

     Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

     Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 27.  Principal Underwriters
          ----------------------


     (a) To the best of Registrant's knowledge, SEI Investment Distribution Co., the Registrant's principal underwriter, currently is principal underwriter of the shares of:

    SEI Daily Income Trust                     Expedition Funds

    SEI Liquid Asset Trust                     Oak Associates Funds

    SEI Tax Exempt Trust                       The Nevis Fund, Inc.

    SEI Index Funds                            CNI Charter Funds

    SEI Institutional Managed Trust            The Armada Advantage Fund

    SEI Institutional International Trust      Amerindo Funds Inc.

    The Advisors' Inner Circle Fund            iShares Inc.

    STI Classic Funds                          SEI Insurance Products Trust

    The Arbor Fund                             iShares Trust

    Bishop Street Funds                        Pitcairn Funds

    STI Classic Variable Trust                 First Focus Funds, Inc.

    SEI Asset Allocation Trust                 The MDL Funds

    SEI Institutional Investments Trust        Causeway Capital Management Trust

    HighMark Funds                             The Japan Fund, Inc.

    Armada Funds

     (b) To the best of Registrant's knowledge, the directors and officers of SEI Investments Distribution Co., none of whom are officers of Registrant and all of whom have a principal business address of One Freedom Valley Drive, Oaks, Pennsylvania 19456, are as follows:




------------------------------------ ----------------------------------------------- ---------------------------------
               Name                               Position and Office                     Positions and Offices
                                                    With Underwriter                         With Registrant
------------------------------------ ----------------------------------------------- ---------------------------------
Alfred P. West, Jr.                  Director, Chairman of the Board of Directors                   --
------------------------------------ ----------------------------------------------- ---------------------------------

------------------------------------ ----------------------------------------------- ---------------------------------
Carmen V. Romeo                      Director                                                       --
------------------------------------ ----------------------------------------------- ---------------------------------
Mark J. Held                         President & Chief Operating Officer                            --
------------------------------------ ----------------------------------------------- ---------------------------------
Dennis J. McGonigle                  Executive Vice President                                       --
------------------------------------ ----------------------------------------------- ---------------------------------
Robert M. Silvestri                  Chief Financial Officer & Treasurer                            --
------------------------------------ ----------------------------------------------- ---------------------------------
Todd Cipperman                       Senior Vice President & General Counsel                        --
------------------------------------ ----------------------------------------------- ---------------------------------
Carl A. Guarino                      Senior Vice President                                          --
------------------------------------ ----------------------------------------------- ---------------------------------
Jack May                             Senior Vice President                                          --
------------------------------------ ----------------------------------------------- ---------------------------------
Kevin P. Robins                      Senior Vice President                                          --
------------------------------------ ----------------------------------------------- ---------------------------------
Patrick K. Walsh                     Senior Vice President                                          --
------------------------------------ ----------------------------------------------- ---------------------------------
Wayne M. Withrow                     Senior Vice President                                          --
------------------------------------ ----------------------------------------------- ---------------------------------
Robert Aller                         Vice President                                                 --
------------------------------------ ----------------------------------------------- ---------------------------------
John D. Anderson                     Vice President & Managing Director                             --
------------------------------------ ----------------------------------------------- ---------------------------------
Timothy D. Barto                     Vice President & Assistant Secretary                           --
------------------------------------ ----------------------------------------------- ---------------------------------
Robert Crudup                        Vice President & Managing Director                             --
------------------------------------ ----------------------------------------------- ---------------------------------
Richard A. Deak                      Vice President & Assistant Secretary                           --
------------------------------------ ----------------------------------------------- ---------------------------------
Scott W. Dellorfano                  Vice President & Managing Director                             --
------------------------------------ ----------------------------------------------- ---------------------------------
Barbara Doyne                        Vice President                                                 --
------------------------------------ ----------------------------------------------- ---------------------------------
Jeff Drennen                         Vice President                                                 --
------------------------------------ ----------------------------------------------- ---------------------------------
Scott C. Fanatico                    Vice President & Managing Director                             --
------------------------------------ ----------------------------------------------- ---------------------------------
Vic Galef                            Vice President & Managing Director                             --
------------------------------------ ----------------------------------------------- ---------------------------------
Steven A. Gardner                    Vice President & Managing Director                             --
------------------------------------ ----------------------------------------------- ---------------------------------
Lydia A. Gavalis                     Vice President & Assistant Secretary                           --
------------------------------------ ----------------------------------------------- ---------------------------------
Greg Gettinger                       Vice President & Assistant Secretary                           --
------------------------------------ ----------------------------------------------- ---------------------------------
Kathy Heilig                         Vice President                                                 --
------------------------------------ ----------------------------------------------- ---------------------------------

------------------------------------ ----------------------------------------------- ---------------------------------
Jeff Jacobs                          Vice President                                                 --
------------------------------------ ----------------------------------------------- ---------------------------------
Bridget Jensen                       Vice President                                                 --
------------------------------------ ----------------------------------------------- ---------------------------------
Samuel King                          Vice President                                                 --
------------------------------------ ----------------------------------------------- ---------------------------------
John Kirk                            Vice President & Managing Director                             --
------------------------------------ ----------------------------------------------- ---------------------------------
John Krzeminski                      Vice President & Managing Director                             --
------------------------------------ ----------------------------------------------- ---------------------------------
Karen LaTourette                     Secretary                                                      --
------------------------------------ ----------------------------------------------- ---------------------------------
Alan H. Lauder                       Vice President                                                 --
------------------------------------ ----------------------------------------------- ---------------------------------
Paul Lonergan                        Vice President & Managing Director                             --
------------------------------------ ----------------------------------------------- ---------------------------------
Ellen Marquis                        Vice President                                                 --
------------------------------------ ----------------------------------------------- ---------------------------------
Christine M. McCullough              Vice President & Assistant Secretary                           --
------------------------------------ ----------------------------------------------- ---------------------------------
Carolyn McLaurin                     Vice President & Managing Director                             --
------------------------------------ ----------------------------------------------- ---------------------------------
Mark Nagle                           Vice President                                                 --
------------------------------------ ----------------------------------------------- ---------------------------------
Joanne Nelson                        Vice President                                                 --
------------------------------------ ----------------------------------------------- ---------------------------------
Rob Redican                          Vice President                                                 --
------------------------------------ ----------------------------------------------- ---------------------------------
Maria Rinehart                       Vice President                                                 --
------------------------------------ ----------------------------------------------- ---------------------------------
Steve Smith                          Vice President                                                 --
------------------------------------ ----------------------------------------------- ---------------------------------
Daniel Spaventa                      Vice President                                                 --
------------------------------------ ----------------------------------------------- ---------------------------------
Kathryn L. Stanton                   Vice President                                                 --
------------------------------------ ----------------------------------------------- ---------------------------------
Sherry K. Vetterlein                 Vice President & Assistant Secretary                           --
------------------------------------ ----------------------------------------------- ---------------------------------
Lori L. White                        Vice President & Assistant Secretary                           --
------------------------------------ ----------------------------------------------- ---------------------------------
William E. Zitelli, Jr.              Vice President                                                 --
------------------------------------ ----------------------------------------------- ---------------------------------
John C. Munch                        Vice President & Assistant Secretary                           --
------------------------------------ ----------------------------------------------- ---------------------------------
     (c) During the Funds' most recent fiscal year, SEI Investments Distribution Co. did not receive any net underwriting dicounts or commissions, compensation on redemptions and repurchases, brokerage commissions or other compensation.

Item 28.  Location of Accounts and Records
          --------------------------------


     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant, at Registrant's corporate offices, except (1) records held and maintained by State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, relating to its functions as custodian, (2) records held and maintained by SEI Investments Global Funds Services, 530 East Swedesford Road, Wayne, Pennsylvania 19087 relating to its functions as administrator and fund accountant, (3) records held and maintained by Forum Shareholder Services, LLC, Two Portland Square, Portland, Maine 04101 relating to its functions as transfer agent, and (4) records held and maintained by SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, relating to its role as distributor.


Item 29.  Management Services
          -------------------

     All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30. Undertakings
         ------------

     Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Racine and State of Wisconsin on the 27th day of February, 2003.


                                        JohnsonFamily Funds, Inc.
                                                 (Registrant)




                                        By: /s/ Colette Wallner, President
                                           -------------------------------------
                                           Colette Wallner, President


     Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Name                                                 Title                                 Date
----                                                 -----                                 ----


/s/ Colette Wallner                      President (Principal Executive,                February 27, 2003
-------------------------------          Financial and Accounting Officer)
Colette Wallner

/s/ JoAnne Brandes                       Director                                       February 27, 2003
-------------------------------
JoAnne Brandes

/s/ Richard Bibler                       Director                                       February 27, 2003
-------------------------------
Richard Bibler

/s/ F. Gregory Campbell                  Director                                       February 27, 2003
-------------------------------
F. Gregory Campbell

/s/ Gerald Konz                          Director                                       February 27, 2003
-------------------------------
Gerald Konz

/s/ George Nelson                        Director                                       February 27, 2003
-------------------------------
George Nelson

/s/ Wendell Perkins                      Director                                       February 27, 2003
-------------------------------
Wendell Perkins



                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                          Exhibit
-----------                          -------

   (a)(1)      Registrant's Articles of Incorporation, as amended*

   (a)(2)      Articles of Amendment*

      (b)      Registrant's Bylaws*

      (c)      None

   (d)(1) Investment Advisory Agreement - JohnsonFamily Intermediate Fixed Income Fund*

   (d)(2) Investment Advisory Agreement - JohnsonFamily Large Cap Equity Fund (now JohnsonFamily Large Cap Value Fund)*

   (d)(3) Investment Advisory Agreement - JohnsonFamily Small Cap Equity Fund (now JohnsonFamily Small Cap Value Fund)*

   (d)(4) Investment Advisory Agreement - JohnsonFamily International Equity Fund (now JohnsonFamily International Value Fund)*

      (e)      Distribution Agreement*

      (f)      None

      (g)      Custody Agreement*

   (h)(1)      Administration Agreement*

   (h)(2)      Transfer Agency and Services Agreement*

      (i)      Opinion of Foley & Lardner, counsel for Registrant


      (j)      Consent of KPMG LLP


      (k)      None

      (l)      Subscription Agreement*

   (m)(1)      Service and Distribution Plan*

   (m)(2)      Form of Dealer Agreement*

      (n)      None

   (p)(1)      Registrant's Code of Ethics*

   (p)(2)      Code of Ethics of Johnson Asset Management, Inc.*
_________________
 *   Incorporated by reference